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                                                                    EXHIBIT 10.1

                               APACHE CORPORATION

                               401(k) SAVINGS PLAN

                                TABLE OF CONTENTS

                                                                                                               PAGE
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
ARTICLE I         Definitions.....................................................................................1
        1.1       Account Owner...................................................................................1
        1.2       Accounts........................................................................................1
        1.3       Affiliated Entity...............................................................................1
        1.4       Alternate Payee.................................................................................2
        1.5       Annual Addition.................................................................................2
        1.6       Catch-Up Contributions..........................................................................2
        1.7       Code............................................................................................2
        1.8       Committee.......................................................................................2
        1.9       Company.........................................................................................2
        1.10      Company Contributions...........................................................................2
        1.11      Company Discretionary Contributions.............................................................2
        1.12      Company Matching Contributions..................................................................2
        1.13      Company Stock...................................................................................2
        1.14      Compensation....................................................................................3
        1.15      Covered Employee................................................................................4
        1.16      Determination Date..............................................................................5
        1.17      Disability......................................................................................5
        1.18      Domestic Relations Order........................................................................5
        1.19      Employee........................................................................................5
        1.20      Employment Commencement Date....................................................................5
        1.21      ERISA...........................................................................................5
        1.22      Five-Percent Owner..............................................................................5
        1.23      401(k) Contributions............................................................................6
        1.24      Former Amoco Employee...........................................................................6
        1.25      Highly Compensated Employee.....................................................................6
        1.26      Hour of Service.................................................................................6
        1.27      Key Employee....................................................................................6
        1.28      Lapse in Apache Employment......................................................................6
        1.29      Limitation Year.................................................................................6
        1.30      Non-Highly Compensated Employee.................................................................6
        1.31      Non-Key Employee................................................................................6
        1.32      Normal Retirement Age...........................................................................6
        1.33      Participant.....................................................................................7
        1.34      Participant Before-Tax Contributions............................................................7
        1.35      Period of Service...............................................................................7
        1.36      Plan Year.......................................................................................7
        1.37      Qualified Domestic Relations Order ('QDRO').....................................................7
        1.38      Qualified Matching Contributions ('QMACs')......................................................7
        1.39      Qualified Non-Elective Contributions ('QNECs')..................................................7
        1.40      Reemployment Commencement Date..................................................................7
        1.41      Required Beginning Date.........................................................................7
        1.42      Rollover Contribution...........................................................................8
        1.43      Spouse..........................................................................................8
        1.44      Termination from Service Date...................................................................8
        1.45      Valuation Date..................................................................................9
        1.46      Year of Service.................................................................................9
ARTICLE II        Participation...................................................................................9
        2.1       Participation - Required Service................................................................9
        2.2       Reemployment....................................................................................9
        2.3       Enrollment Procedure...........................................................................10



                                        i
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
ARTICLE III       Contributions..................................................................................10
        3.1       Company Contributions..........................................................................10
        3.2       Participant Contributions......................................................................12
        3.3       Return of Contributions........................................................................14
        3.4       Limitation on Annual Additions.................................................................14
        3.5       Contribution Limits for Highly Compensated Employees (ADP Test)................................16
        3.6       Contribution Limits for Highly Compensated Employees (ACP Test)................................17
        3.7       QNECs..........................................................................................19
        3.8       QMACs..........................................................................................20
ARTICLE IV        Interests in the Trust Fund....................................................................20
        4.1       Participants' Accounts.........................................................................20
        4.2       Valuation of Trust Fund........................................................................21
        4.3       Allocation of Increase or Decrease in Net Worth................................................21
ARTICLE V         Amount of Benefits.............................................................................22
        5.1       Vesting Schedule...............................................................................22
        5.2       Forfeitures....................................................................................23
        5.3       Restoration of Forfeitures.....................................................................23
        5.4       Method of Forfeiture Restoration...............................................................24
        5.5       Allocation of Forfeitures......................................................................24
        5.6       Credits for Pre-Lapse Service..................................................................24
        5.7       Transfers - Portability........................................................................24
        5.8       Reemployment - Separate Account................................................................25
ARTICLE VI        Distribution of Benefits.......................................................................25
        6.1       Beneficiaries..................................................................................25
        6.2       Consent........................................................................................26
        6.3       Distributable Amount...........................................................................26
        6.4       Manner of Distribution.........................................................................26
        6.5       Time of Distribution...........................................................................27
        6.6       Direct Rollover Election.......................................................................28
ARTICLE VII       Withdrawals and Loans..........................................................................29
        7.1       In-Service Withdrawals.........................................................................29
        7.2       Loans..........................................................................................30
ARTICLE VIII      Allocation of Responsibilities - Named Fiduciaries.............................................32
        8.1       No Joint Fiduciary Responsibilities............................................................32
        8.2       The Company....................................................................................32
        8.3       The Trustee....................................................................................32
        8.4       The Committee - Plan Administrator.............................................................32
        8.5       Committee to Construe Plan.....................................................................33
        8.6       Organization of Committee......................................................................33
        8.7       Interested Committee Members...................................................................33
        8.8       Agent for Process..............................................................................33
        8.9       Indemnification of Committee Members...........................................................33
        8.10      Conclusiveness of Action.......................................................................33
        8.11      Payment of Expenses............................................................................33
ARTICLE IX        Trust Agreement - Investments..................................................................34
        9.1       Trust Agreement................................................................................34
        9.2       Expenses of Trust..............................................................................34
        9.3       Investments....................................................................................34
ARTICLE X         Termination and Amendment......................................................................35
        10.1      Termination of Plan or Discontinuance of Contributions.........................................35
        10.2      Allocations upon Termination or Discontinuance of Company Contributions........................35
        10.3      Procedure Upon Termination of Plan or Discontinuance of Contributions..........................35
        10.4      Amendment by Apache............................................................................36
ARTICLE XI        Plan Adoption by Affiliated Entities...........................................................36
        11.1      Adoption of Plan...............................................................................36
        11.2      Agent of Affiliated Entity.....................................................................36



                                       ii
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
        11.3      Disaffiliation and Withdrawal from Plan........................................................36
        11.4      Effect of Disaffiliation or Withdrawal.........................................................37
        11.5      Distribution Upon Disaffiliation or Withdrawal.................................................37
ARTICLE XII       Top-Heavy Provisions...........................................................................38
        12.1      Application of Top-Heavy Provisions............................................................38
        12.2      Determination of Top-Heavy Status..............................................................38
        12.3      Special Vesting Rule...........................................................................38
        12.4      Special Minimum Contribution...................................................................39
        12.5      Change in Top-Heavy Status.....................................................................39
ARTICLE XIII      Miscellaneous..................................................................................39
        13.1      RIGHT TO DISMISS EMPLOYEES - NO EMPLOYMENT CONTRACT............................................39
        13.2      Claims Procedure...............................................................................39
        13.3      Source of Benefits.............................................................................40
        13.4      Exclusive Benefit of Employees.................................................................40
        13.5      Forms of Notices...............................................................................40
        13.6      Failure of Any Other Entity to Qualify.........................................................40
        13.7      Notice of Adoption of the Plan.................................................................40
        13.8      Plan Merger....................................................................................40
        13.9      Inalienability of Benefits - Domestic Relations Orders.........................................41
        13.10     Payments Due Minors or Incapacitated Individuals...............................................43
        13.11     Uniformity of Application......................................................................43
        13.12     Disposition of Unclaimed Payments..............................................................44
        13.13     Applicable Law.................................................................................44
ARTICLE XIV       Matters Affecting Company Stock................................................................44
        14.1      Voting, Etc....................................................................................44
        14.2      Notices........................................................................................44
        14.3      Retention/Sale of Company Stock and Other Securities...........................................44
        14.4      Tender Offers..................................................................................45
        14.5      Stock Rights...................................................................................45
        14.6      Other Rights Appurtenant to the Company Stock..................................................46
        14.7      Information to Trustee.........................................................................46
        14.8      Information to Account Owners..................................................................46
        14.9      Expenses.......................................................................................47
        14.10     Former Account Owners..........................................................................47
        14.11     No Recommendations.............................................................................47
        14.12     Trustee to Follow Instructions.................................................................47
        14.13     Confidentiality................................................................................48
        14.14     Investment of Proceeds.........................................................................48
        14.15     Independent Fiduciary..........................................................................49
        14.16     Method of Communications.......................................................................49
ARTICLE XV        Uniformed Services Employment and Reemployment Rights Act of 1994..............................49
        15.1      General........................................................................................49
        15.2      While a Serviceman.............................................................................49
        15.3      Failure to Return..............................................................................50
        15.4      Return From Uniformed Service..................................................................51


Appendix A -- Participating Companies
Appendix B -- Hadson Energy Resources Company
Appendix C - Corporate Transactions
Appendix D --DEKALB Energy Company / Apache Canada Ltd.

                               APACHE CORPORATION
                               401(k) SAVINGS PLAN

                                    PREAMBLE

Apache Corporation, a Delaware corporation ("Apache"), maintains this profit sharing plan (the "Plan"), which is intended to be qualified under Code section 401(a), and which contains a cash or deferred arrangement that is intended to be qualified under Code section 401(k).

The Plan is hereby amended and restated as set forth below, effective August 1, 2002, except for those provisions that have their own specific effective dates. This restatement reflects the terms of the Plan that were the subject of the July 22, 2002 favorable determination letter from the Internal Revenue Service, except that obsolete provisions have been eliminated.

Any Participant (as defined herein) in the Plan who is credited with at least one Hour of Service (as defined herein) after July 31, 2002 shall be subject to the provisions of this Plan as so amended and restated. Service shall be credited according to the terms of the Plan that are in effect at the time the service is rendered. Any Participant in the Plan who is not credited with an Hour of Service after August 1, 2002 shall continue to be governed by the provisions of the Plan as in effect immediately prior to August 1, 2002. However, any Account Owner (as defined herein) on or after August 1, 2002 shall be subject to the rules of this amended and restated Plan with regard to his status as an Account Owner and with regard to the rules regarding Account ownership (such as receiving investment earnings, giving investment directions, and receiving distributions).

Each Appendix to this Plan is a part of the Plan document. It is intended that an Appendix will be used to (1) describe which business entities are actively participating in the Plan, (2) describe any special participation, eligibility, vesting, or other provisions that apply to the employees of a business entity,
(3) describe any special provisions that apply to Participants affected by a designated corporation transaction, and (4) describe any special distribution rules that apply to directly transferred benefits from other plans.

ARTICLE I
DEFINITIONS

The following words and phrases shall have the meaning set forth below:

1.1 Account Owner. "Account Owner" means a Participant who has an Account balance, an Alternate Payee who has an Account balance, or a beneficiary who has obtained an interest in the Account(s) of the previous Account Owner because of the previous Account Owner's death.

1.2 Accounts. "Accounts" means the various Participant accounts established pursuant to section 4.1.

1.3      Affiliated Entity. "Affiliated Entity" means:

         (a)      For all purposes of the Plan except those listed in subsection
                  (b), the term "Affiliated Entity" means any legal entity that is treated as a single employer with Apache pursuant to Code section 414(b), 414(c), 414(m), or 414(o).

         (b) For purposes of determining Annual Additions under section 1.5, limiting Annual Additions to a Participant's Account(s) under section 3.4, and construing the defined terms as they are used in sections 1.5 and 3.4 (such as " Compensation" and "Employee"), the term "Affiliated Entity" means any legal entity that is treated as a single employer with Apache pursuant to Code section 414(m) or 414(o), and any legal entity that would be an Affiliated Entity pursuant to Code section 414(b) or 414(c) if the phrase "more than 50%" were substituted for the phrase "at least 80%" each place it occurs in Code section 1563(a)(1).



                                       1
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1.4      Alternate Payee. "Alternate Payee" means a Participant's Spouse, former spouse, child, or other dependent who is recognized by a QDRO as having a right to receive all, or a portion of, the benefits payable under this Plan with respect to such Participant.

1.5 Annual Addition. "Annual Addition" means the allocations to a Participant's Account(s) for any Limitation Year, as described in detail below.

         (a) Annual Additions shall include: (i) Company Contributions (except as provided in paragraphs (b)(iii) and (b)(v)) to this Plan and Company contributions to any other defined contribution plan maintained by the Company or any Affiliated Entity, including Company Matching Contributions forfeited to satisfy the ACP test of section 3.6, (ii) after-tax contributions to any other defined contribution plan maintained by the Company or an Affiliated Entity; (iii) 401(k) Contributions to this Plan and similar contributions to any other defined contribution plan maintained by the Company or an Affiliated Entity, including any such contributions distributed to satisfy the ADP test of section 3.5; (iv) forfeitures allocated to a Participant's Account(s) in this Plan and any other defined contribution plan maintained by the Company or any Affiliated Entity (except as provided in paragraphs (b)(iii) and (b)(v) below); (v) all amounts paid or accrued to a welfare benefit fund as defined in Code section 419(e) and allocated to the separate account (under the welfare benefit fund) of a Key Employee to provide post-retirement medical benefits; and (vi) contributions allocated on the Participant's behalf to any individual medical account as defined in Code section 415(l)(2).

         (b) Annual Additions shall not include: (i) Rollover Contributions to any defined contribution plan maintained by the Company or an Affiliated Entity; (ii) repayments of loans made to a Participant from a qualified plan maintained by the Company or any Affiliated Entity; (iii) repayments of forfeitures for rehired Participants, as described in Code sections 411(a)(7)(B) and 411(a)(3)(D); (iv) direct transfers of employee contributions from one qualified plan to any qualified defined contribution plan maintained by the Company or any Affiliated Entity; (v) repayments of forfeitures of missing individuals pursuant to section 13.12; or (vi) salary deferrals within the meaning of Code sections 414(u)(2)(C) or 414(v)(6)(B).

1.6 Catch-Up Contributions. "Catch-Up Contributions" means those contributions made to the Plan by the Company, at the election of the Participant pursuant to subsection 3.2(b) that meet the requirements of Code section 414(v).

1.7 Code. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations and rulings in effect thereunder from time to time.

1.8 Committee. "Committee" means the administrative committee provided for in section 8.4.

1.9 Company. "Company" means Apache, any successor thereto, and any Affiliated Entity that adopts the Plan pursuant to Article XI. Each Company is listed in Appendix A.

1.10 Company Contributions. "Company Contributions" means all contributions to the Plan made by the Company pursuant to section 3.1 for the Plan Year.

1.11 Company Discretionary Contributions. "Company Discretionary Contributions" means all contributions to the Plan made by the Company pursuant to subsection 3.1(a) for the Plan Year.

1.12 Company Matching Contributions. "Company Matching Contributions" means all contributions to the Plan made by the Company pursuant to subsection 3.1(b) for the Plan Year.

1.13 Company Stock. "Company Stock" means shares of the $1.25 par value common stock of Apache.



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

1.14     Compensation. "Compensation" means:

         (a) Code Section 415 Compensation. For purposes of determining the limitation on Annual Additions under section 3.4 and the minimum contribution under section 12.4 when the Plan is top-heavy, Compensation shall mean those amounts reported as "wages, tips, other compensation" on Form W-2 by the Company or an Affiliated Entity and elective contributions that are not includable in the Employee's income pursuant to Code sections 125, 132(f)(4), 402(e)(3), 402(h), 403(b), 408(p),
                  414(u)(2)(C), 414(v)(6)(B), or 457. For purposes of section 3.4, Compensation shall be measured over a Limitation Year. For purposes of section 12.4, Compensation shall be measured over a Plan Year.

         (b) Code Section 414(q) Compensation. For purposes of identifying Highly Compensated Employees and Key Employees, Compensation shall mean those amounts reported as "wages, tips, other compensation" on Form W-2 by the Company or an Affiliated Entity, and elective contributions that are not includable in the Employee's income pursuant to Code sections 125, 132(f)(4), 402(e)(3), 402(h), 403(b), 408(p), 414(u)(2)(C),
                  414(v)(6)(B), or 457. Compensation shall be measured over a Plan Year. Compensation shall include only amounts paid to the Employee, and shall not include any additional amounts accrued by the Employee.

         (c) Code Section 414(s) Compensation. For purposes of the ADP and ACP tests under sections 3.5 and 3.6, and for purposes of allocating QNECs under subsection 3.7(c), Compensation shall mean any definition of compensation for a Plan Year, as selected by the Committee, that satisfies the requirements of Code section 414(s) and the regulations promulgated thereunder. The definition of Compensation used in one Plan Year may differ from the definition used in another Plan Year.

         (d) Benefit Compensation. For purposes of determining and allocating Company Discretionary Contributions under subsection 3.1(a), Compensation shall generally mean regular compensation paid by the Company.

                  (i)      Specifically, Compensation shall include:

                           (A)      Regular salary or wages,

                           (B)      Overtime pay,

                           (C) The regular annual bonus (unless all or a portion is excluded by the Committee before the regular annual bonus is paid) and any other bonus designated by the Committee,

                           (D)      Salary reductions pursuant to this Plan,

                           (E) Salary reductions that are excludable from an Employee's gross income pursuant to Code section 125 or 132(f)(4), and

                           (F) Amounts contributed as salary deferrals to the Company's Nonqualified
                                    Retirement/Savings Plan.

                  (ii)     Compensation shall exclude:

                           (A)      Commissions,

                           (B)      Severance pay,

                           (C)      Moving expenses,

                           (D) Any gross-up of moving expenses to account for increased income or employment taxes,

                           (E)      Foreign service premiums paid as an
                                    inducement to work outside of the United
                                    States,

                           (F) Credits or benefits under this Plan (except as provided in subparagraph (i)(D)) and credits or benefits under the Apache Corporation Money Purchase Retirement Plan,

                           (G)      Other contingent compensation,

                           (H) Any amount relating to the granting of a stock option by the Company or an Affiliated Entity, the exercise of such a stock option, or the sale or deemed sale of any shares thereby acquired,

                           (I) Contributions to any other fringe benefit plan (including, but not limited to, overriding royalty payments or any other exploration-related payments),

                           (J) Any bonus other than (1) a regular annual bonus not otherwise excluded by the Committee and (2) a bonus specifically included as Compensation by the Committee, in each case pursuant to subparagraph
                                    (i)(C), and

                           (K)      Except as provided under subparagraph
                                    (i)(F), any benefit accrued under, or any payment from, any nonqualified plan of deferred compensation.

                  (iii) Compensation shall be measured over that portion of a Plan Year while the Employee is a Covered Employee. Compensation shall include only amounts paid to the Employee during the Plan Year, and shall not include any amounts accrued by but not paid to the Employee during the Plan Year.

         (e) Deferral Compensation. For purposes of determining Participant Before-Tax Contributions under section 3.2 and for purposes of determining and allocating Company Matching Contributions under subsection 3.1(b), Compensation shall mean Compensation as defined in subsection (d), with the following modifications. Compensation shall be measured over each pay period after the Employee has satisfied the eligibility requirements of subsection 2.1(a). Compensation shall include only amounts paid while the Employee is a Covered Employee.

         (f) Limit on Compensation. For purposes of calculating the minimum contribution required in top-heavy years under subsection (a), for all purposes of subsections (c) and (d), and for purposes of determining the maximum allocation of Company Matching Contributions under subsection (e), the Compensation taken into account for the Plan Year shall not exceed the dollar limit specified in Code section 401(a)(17) in effect for the Plan Year.

1.15 Covered Employee. "Covered Employee" means any Employee of the Company, with the following exceptions.

         (a) Any individual directly employed by an entity other than the Company shall not be a Covered Employee, even if such individual is considered a common-law employee of the Company or is treated as an employee of the Company pursuant to Code section 414(n).

         (b) An Employee shall not be a Covered Employee unless he or she is either based in the U.S. or on the U.S. payroll.

         (c) An Employee included in a unit of Employees covered by a collective bargaining agreement shall not be a Covered Employee unless the collective bargaining agreement specifically provides for such Employee's participation in the Plan.

         (d) An Employee whose job is classified as "temporary" shall be a Covered Employee only after he or she has worked for the Company and Affiliated Entities for six consecutive months.

         (e) An Employee shall not be a Covered Employee while he or she is classified as an "intern," a "consultant," or an "independent contractor." An Employee may be classified as an "intern" only if he or she is currently enrolled (or the Company expects him or her to be enrolled within the next 12 months) in a high school, college, or university. An Employee may be classified as an intern even if he or she does not receive academic course credit from his or her school for this employment with the Company.

         (f) An individual who is employed pursuant to a written agreement with an agency or other third party for a specific job assignment or project shall not be a Covered Employee.

1.16 Determination Date. "Determination Date" means, with respect to each Plan Year, the last day of the preceding Plan Year; provided however, that in the case of the first Plan Year of the Plan, the Determination Date shall be the last day of the first Plan Year.

1.17 Disability. "Disability" means a disability due to sickness or injury which renders an Employee incapable of performing any services for the Company or an Affiliated Entity for which the Employee is qualified by education, training, or experience. Evidence of disability satisfactory to Apache shall be required.

1.18 Domestic Relations Order. "Domestic Relations Order" means any judgment, decree, or order (including approval of a property settlement agreement) issued by a court of competent jurisdiction that relates to the provisions of child support, alimony or maintenance payments, or marital property rights to a Spouse, former spouse, child, or other dependent of the Participant and is made pursuant to a state domestic relations law (including a community property law).

1.19 Employee. "Employee" means each individual who performs services for the Company or an Affiliated Entity and whose wages are subject to withholding by the Company or an Affiliated Entity. The term "Employee" shall include only individuals currently performing services for the Company or an Affiliated Entity, and shall exclude former Employees who are still being paid by the Company or an Affiliated Entity (whether through the payroll system, through overriding royalty payments, through exploration-related payments, or otherwise). The term "Employee" shall also include any individual who provides services to the Company or an Affiliated Entity pursuant to an agreement between the Company or an Affiliated Entity and a third party that employs the individual, but only if the individual has performed such services for the Company or an Affiliated Entity on a substantially full-time basis for at least one year and only if the services are performed under the primary direction or control by the Company or an Affiliated Entity; provided, however, that if the individuals included as Employees pursuant to the first part of this sentence constitute 20% or less of the Non-Highly Compensated Employees of the Company and Affiliated Entities, then any such individuals who are covered by a qualified plan that is a money purchase pension plan that provides a nonintegrated employer contribution rate for each participant of at least 10% of compensation, that provides for full and immediate vesting, and that provides immediate participation for each employee of the third party (other than those who perform substantially all of their services for the third party and other than those whose compensation from the third party during each of the four preceding plan years was less than $1000) shall not be considered an Employee.

1.20 Employment Commencement Date. "Employment Commencement Date" means the date on which an Employee first performs an Hour of Service.

1.21 ERISA. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations and rulings in effect thereunder from time to time.

1.22     Five-Percent Owner. "Five-Percent Owner" means:

         (a) With respect to a corporation, any individual who owns (either directly or indirectly according to the rules of Code section
                  318) more than 5% of the value of the outstanding stock of the corporation or stock processing more than 5% of the total combined voting power of all stock of the corporation.

         (b) With respect to a non-corporate entity, any individual who owns (either directly or indirectly according to rules similar to those of Code section 318) more than 5% of the capital or profits interest in the entity.

         (c) An individual shall be a Five-Percent Owner for a particular year if such individual is a Five-Percent Owner at any time during such year.

1.23 401(k) Contributions. "401(k) Contributions" means those contributions made to the Plan by the Company, at the election of the Participant pursuant to subsection 3.2(a), that are excludable from the Participant's gross income under Code sections 401(k) and 402(e)(3).

1.24 Former Amoco Employee. "Former Amoco Employee" means an Employee who was formerly employed by Amoco Production Company or its subsidiaries and who became an Employee of the Company pursuant to the provisions of that certain Stock Purchase Agreement effective June 30, 1991, between Amoco Production Company, Apache, and others.

1.25 Highly Compensated Employee. "Highly Compensated Employee" means, for each Plan Year, an Employee who (a) was in the "top-paid group" during the immediately preceding Plan Year and had Compensation of $80,000 (as adjusted by the Secretary of the Treasury) or more during the immediately preceding Plan Year, or (b) is a Five-Percent Owner during the current Plan Year, or (c) was a Five-Percent Owner during the immediately preceding Plan Year. The term "top-paid group" means the top 20% of Employees when ranked on the basis of Compensation paid during the year. In determining the number of Employees in the top-paid group, the Committee may elect to exclude Employees with less than six (or some smaller number of) months of service at the end of the year, Employees who normally work less than 17 1/2 (or some fewer number of) hours per week, Employees who normally work less than six (or some fewer number of) months during any year, Employees younger than 21 (or some younger age) on the last day of the year, and Employees who are nonresident aliens who receive no earned income (within the meaning of Code section 911(d)(2)) from Apache or an Affiliated Entity that constitutes income from sources within the United States (within the meaning of Code section 861(a)(3)). Furthermore, an Employee who is a nonresident alien who receives no earned income (within the meaning of Code section 911(d)(2)) from Apache or an Affiliated Entity that constitutes income from sources within the United States (within the meaning of Code section 861(a)(3)) during the year shall not be in the top-paid group for that year.

1.26 Hour of Service. "Hour of Service" means each hour for which an Employee is paid or entitled to payment by the Company or an Affiliated Entity for the performance of duties for the Company or an Affiliated Entity during the applicable computation period. Hours of Service shall be credited to the Employee for the computation period or periods in which the duties are performed, regardless of when the Employee is paid for those duties.

1.27     Key Employee. "Key Employee" means an individual described in Code section 416(i)(1) and the regulations promulgated thereunder.

1.28 Lapse in Apache Employment. "Lapse in Apache Employment" means the period commencing on the Termination from Service Date and ending on the Reemployment Commencement Date. A Participant shall incur a one-year Lapse in Apache Employment if the Participant does not perform an Hour of Service in the 12-month period beginning on any anniversary of his or her Termination from Service Date.

1.29     Limitation Year. "Limitation Year" means the calendar year.

1.30 Non-Highly Compensated Employee. "Non-Highly Compensated Employee" means an Employee who is not a Highly Compensated Employee.

1.31 Non-Key Employee. "Non-Key Employee" means an Employee who is not a Key Employee.

1.32     Normal Retirement Age. "Normal Retirement Age" means age 65.

1.33 Participant. "Participant" means any individual with an Account balance under the Plan except beneficiaries and Alternate Payees. The term "Participant" shall also include any Covered Employee who has satisfied the eligibility requirements of section 2.1, but who does not yet have an account balance.

1.34 Participant Before-Tax Contributions. "Participant Before-Tax Contributions" means 401(k) Contributions and Catch-Up Contributions.

1.35 Period of Service. "Period of Service" means a period commencing on an Employee's Employment Commencement Date or Reemployment Commencement Date, whichever is applicable, and ending on his or her Termination from Service Date. A Period of Service shall also include the period between an Employee's Termination from Service Date and his or her Reemployment Commencement Date if the Employee does not incur a one-year Lapse in Apache Employment between such dates; however, the period between the first and second anniversaries of an Employee's absence from work because of parental leave (as explained in paragraph 1.44(b)(i)) shall not be included in the Employee's Period of Service. A Period of Service for a Former Amoco Employee shall also include any periods of employment with Amoco Production Company or its subsidiaries. Periods of Service shall not include any period following a Participant's Termination from Service Date solely because of a severance payment of payments made to an individual with respect to his or her termination of employment. See the definition of "Employee" for a description of when a leased employee (within the meaning of Code section 414(n)) is treated as an Employee. In addition, for purposes of calculating an Employee's Period of Service once an individual has become an Employee, the individual shall be treated as an Employee for any prior period during which the individual would have been a leased employee (within the meaning of Code section 414(n)) but for the fact that his or her services were not on a substantially full-time basis or were for less than a year.

1.36 Plan Year. "Plan Year" means the 12-month period on which the records of the Plan are kept, which shall be the calendar year.

1.37 Qualified Domestic Relations Order ('QDRO'). "Qualified Domestic Relations Order ('QDRO')" means a Domestic Relations Order that creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits payable with respect to a Participant under the Plan and with respect to which the requirements of Code section 414(p) and ERISA section 206(d)(3) are met.

1.38 Qualified Matching Contributions ('QMACs'). "Qualified Matching Contributions ('QMACs')" means that portion of Company Matching Contributions so designated by the Company, or any portion of the forfeitures designated as QMACs under section 5.5, that satisfy the requirements of section 3.8.

1.39 Qualified Non-Elective Contributions ('QNECs'). "Qualified Non-Elective Contributions ('QNECs')" means any contribution to the Plan made by the Company, or any portion of the forfeitures designated as QNECs under section 5.5, that satisfies the requirements of section 3.7.

1.40 Reemployment Commencement Date. "Reemployment Commencement Date" means the first date following a Lapse in Apache Employment on which the Employee performs an Hour of Service.

1.41     Required Beginning Date. "Required Beginning Date" means:

         (a) Excepted as provided in subsections (b), (c), and (d), Required Beginning Date means April 1 of the calendar year following the later of (i) the calendar year in which the Participant attains age 70 1/2, or (ii) the calendar year in which the Participant terminates employment with Apache and all Affiliated Entities.

         (b) For a Participant who is both an Employee and a Five-Percent Owner of Apache or an Affiliated Entity, the term "Required Beginning Date" means April 1 of the calendar year following the calendar year in which the Five-Percent Owner attains age 70 1/2. If an Employee older than 70 1/2 becomes a Five-Percent

                  Owner, his or her Required Beginning Date shall be April 1 of the calendar year following the calendar year in which he or she becomes a Five-Percent Owner.

         (c) Before January 1, 1997, an Employee who was not a Five-Percent Owner may have had a Required Beginning Date. Beginning January 1, 1997, such an Employee shall be treated as if he or she has not yet had a Required Beginning Date, with the result that his or her minimum required distributions under subsection 6.5(c) will be zero until his or her new Required Beginning Date. His or her new Required Beginning Date shall be determined pursuant to subsections (a) and (b).

         (d) If a Participant is rehired after his or her Required Beginning Date, and he or she is not a Five-Percent Owner, he or she shall be treated upon rehire as if he or she has not yet had a Required Beginning Date, with the result that his or her minimum required distributions under subsection 6.5(c) will be zero until his or her new Required Beginning Date. His or her new Required Beginning Date shall be determined pursuant to subsections (a) and (b).

1.42     Rollover Contribution. "Rollover Contribution" means the following.

         (a) Direct Transfers. A Rollover Contribution includes a direct transfer to a defined contribution plan by a Covered Employee of an eligible rollover distribution from:

                  (i) a qualified plan described in Code section 401(a) (including after-tax contributions),

                  (ii) a qualified annuity plan described in Code section 403(a) (including after-tax contributions),

                  (iii) an annuity contract described in Code section 403(b) (including after-tax contributions), or

                  (iv) an eligible plan under Code section 457(b) that is maintained by an eligible employer described in Code section 457(e)(1)(A) (which generally includes state or local governments).

         (b) Regular Rollovers. A Rollover Contribution includes a contribution to a defined contribution plan by a Covered Employee of an eligible rollover distribution from:

                  (i) a qualified plan described in Code section 401(a) (excluding after-tax contributions),

                  (ii) a qualified annuity plan described in Code section 403(a) (excluding after-tax contributions),

                  (iii) an annuity contract described in Code section 403(b) (excluding after-tax contributions), or

                  (iv) an eligible plan under Code section 457(b) that is maintained by an eligible employer described in Code section 457(e)(1)(A) (which generally includes state and local governments).

         (c) Rollovers from IRAs. A Rollover Contribution includes a contribution to a defined contribution plan by a Covered Employee of the portion of a distribution from an individual retirement account or annuity described in Code section 408(a) or 408(b) that is eligible to be rolled over and that would otherwise be included in the Covered Employee's gross income.

1.43 Spouse. "Spouse" means the individual of the opposite sex to whom a Participant is lawfully married according to the laws of the state of the Participant's domicile.

1.44 Termination from Service Date. "Termination from Service Date" means the earlier of the following dates:

         (a) The last day an Employee performs services for the Company or an Affiliated Entity if the Employee quits (except as provided in paragraph (b)(iii)), is discharged, retires, or dies; or

         (b) The first anniversary of the day a former Employee is absent from the Company or Affiliated Entity for any reason other than resignation, discharge, retirement, or death (such as vacation, holiday, sickness, disability, leave of absence, or temporary lay-off), with the following exceptions:

                  (i) If the former Employee is absent from the Company or Affiliated Entity because of parental leave (which includes only the pregnancy of the former Employee, the birth of the former Employee's child, the placement of a child with the former Employee in connection with adoption of such child by the former Employee, or the caring for such child immediately following birth or placement) on the first anniversary of the day the former Employee was first absent, the Termination from Service Date shall be the second anniversary of the day he or she was first absent.

                  (ii) If the former Employee is absent from the Company or Affiliated Entity for more than one year because of an approved leave of absence (either with or without pay) for any reason (including, but not limited to, jury duty) and the former Employee returns to work at or prior to the expiration of his or her leave of absence, no Termination from Service Date shall occur.

                  (iii) If a former Employee is absent from the Company or an Affiliated Entity because of a Disability incurred while employed by the Company or an Affiliated Entity, a Termination from Service Date shall not occur until the later of the first anniversary of his or her absence or the date he or she recovers from the Disability, regardless of whether the former Employee quits during the Disability.

1.45 Valuation Date. "Valuation Date" means the last day of each Plan Year and any other dates as specified in section 4.2 as of which the assets of the Trust Fund are valued at fair market value and as of which the increase or decrease in the net worth of the Trust Fund is allocated among the Participants' Accounts.

1.46 Year of Service. "Year of Service" means all of a Participant's Periods of Service, expressed in years, and rounded down to the next whole number.

ARTICLE II
PARTICIPATION

2.1      Participation - Required Service.

         (a) Participant Before-Tax Contributions. A Covered Employee shall be eligible to begin to make Participant Before-Tax Contributions as of the first day of the first pay period of the month that begins after the day the Employee becomes a Covered Employee.

         (b) Company Discretionary Contributions. Each Covered Employee shall be eligible to participate in the Plan with respect to the Company Discretionary Contribution provided by subsection 3.1(a) on the day the Employee first becomes a Covered Employee.

2.2      Reemployment.

         (a) Termination without Vesting. If a Participant terminates employment before having any vested interest in his or her Company Contributions Account under section 5.1 and is thereafter reemployed by the Company or an Affiliated Entity,
                  (i) the Employee shall be treated as a new Employee for participation purposes if the Employee incurred a one-year Lapse in Apache Employment before rehire, and (ii) if the Employee did not incur a one-year Lapse in Apache Employment before rehire, the Employee shall be eligible to again participate in the Plan under section 2.1 as if he or she has been employed by the Company, but not as a Covered Employee, during the break in employment.

         (b) Termination with Vesting. If the case of any Participant who terminates employment with a vested interest in his or her Company Contributions Account under section 5.1, (i) he or she shall become eligible to receive Company Discretionary Contributions as of the later of his or her Reemployment

                  Commencement Date or the date he or she again becomes a Covered Employee, and (ii) he or she shall be eligible to make Participant Before-Tax Contributions as of the first day of the first pay period following the later of his or her Reemployment Commencement Date or the date he or she again became a Covered Employee.

2.3      Enrollment Procedure.

         Notwithstanding sections 2.1 and 2.2, a Covered Employee shall not be eligible to participate in the Plan until after completing the enrollment procedures specified by the Committee. Such enrollment procedures may, for example, require the Covered Employee to complete and sign an enrollment form or to complete a voice-response telephone enrollment. The Covered Employee shall provide the initial investment direction, the address and date of birth of the Employee, and the name, address, and date of birth of each beneficiary of the Employee, the initial rate of the Participant Before-Tax Contributions, and any other information requested by the Committee. An election to make Participant Before-Tax Contributions shall not be effective until after the Covered Employee has properly completed the enrollment procedures. The Committee may require that the enrollment procedure be completed a certain number of days prior to the date that a Covered Employee actually begins to participate.

ARTICLE III
CONTRIBUTIONS

The only contributions that can be made to the Plan are Company Contributions pursuant to section 3.1, Participant Before-Tax Contributions and Rollover Contributions pursuant to section 3.2, contributions pursuant to subsection 5.3(b), and loan repayments.

3.1      Company Contributions.

         (a) Company Discretionary Contributions. For each Plan Year, the Company shall contribute to the Trust Fund such amount of Company Discretionary Contributions that the Company, in its sole discretion, determines to contribute. The Company may elect to treat any portion of forfeitures occurring during the Plan Year as Company Discretionary Contributions, pursuant to section 5.5. Company Discretionary Contributions shall be allocated to each "eligible Participant" in proportion to the eligible Participant's Compensation. For purposes of this subsection, an "eligible Participant" is a Participant who received credit for one Hour of Service as a Covered Employee during the Plan Year and who was employed by the Company or an Affiliated Entity on the last day of the Plan Year. Company Discretionary Contributions shall be allocated to Company Contributions Accounts, except for those Company Discretionary Contributions that are designated as QNECs pursuant to subsection 3.7(b), which shall be allocated to Participant Before-Tax Contributions Accounts.

         (b)      Company Matching Contributions.

                  (i) Standard Match. As of the last day of the Plan Year, the Committee shall make the final allocation of Company Matching Contributions (including such forfeitures occurring during the Plan Year that are treated as Company Matching Contributions pursuant to section 5.5) to each Participant who made Participant Before-Tax Contributions during the Plan Year as follows. Each Participant's allocation shall be equal to his Participant Before-Tax Contributions for the Plan Year, up to a maximum allocation of 6% of his Compensation. The Committee may make interim allocations of Company Matching Contributions during the Plan Year, reflecting the allocation earned thus far in the Plan Year.

                  (ii) Additional Match. If the nondiscrimination tests described in sections 3.5 and 3.6 are not satisfied for a Plan Year, the Company may elect to contribute an additional amount, or it may elect to use any forfeitures occurring during the Plan Year, as an extra Company Matching Contribution for the Plan Year. The extra Company Matching Contribution may be designated as a QMAC pursuant to section 3.8. The extra Company Matching Contribution shall be allocated to all "eligible

                           Participants" in proportion to the Company Matching Contribution allocated to such eligible Participants during the Plan Year under paragraph (i). For purposes of this paragraph only, an "eligible Participant" is any Non-Highly Compensated Employee who is a Covered Employee on the last day of the Plan Year.

                  (iii) Coordination With Code Section 401(a)(17). Company Matching Contributions in a Plan Year shall accrue only on Participant Before-Tax Contributions up to 6% of the Code section 401(a)(17) limit for that Plan Year. Any Company Matching Contributions allocated during the Plan Year in which they were accrued shall be allocated on a temporary basis only; the allocation shall become final after the Committee verifies that the allocation complies with the terms of the Plan, including the limits of Code section 401(a)(17). Any reduction in the allocation to comply with Code section 401(a)(17), adjusted to reflect investment experience, shall be used to pay those expenses of the Plan that are properly payable from the Trust Fund or to reduce future Company Contributions to the Plan.

                  (iv) Accounts. Company Matching Contributions shall be allocated to Company Contributions Accounts, except for those Company Matching Contributions that are designated as QMACs under section 3.8, which shall be allocated to Participant Before-Tax Contributions Accounts.

         (c)      Miscellaneous Contributions.

                  (i) The Company may make additional contributions to the Plan to restore amounts forfeited from the Company Contributions Accounts of certain rehired Participants, pursuant to section 5.4. This additional contribution shall be required only when the forfeitures occurring during the Plan Year are insufficient to restore such forfeited amounts, as described in section 5.5. This contribution shall be allocated to the Participant's Company Contributions Account.

                  (ii) The Company may make additional contributions to the Plan to satisfy the minimum contribution required by section 12.4. The Company may elect to use any portion of forfeitures occurring during the Plan Year for this purpose, pursuant to section 5.5.

                  (iii) The Company may make additional contributions to the Plan to restore the forfeited benefit of any missing individual, pursuant to section 13.12. This additional contribution shall be required only when the forfeitures occurring during the Plan Year are insufficient to restore such forfeited amounts, as described in section 5.5.

                  (iv) The Company may make QNECs to the Plan to enable the Plan to satisfy the ADP and ACP tests of sections 3.5 and 3.6. The Company may elect to treat any portion of forfeitures occurring during the Plan Year as QNECs, pursuant to section 5.5. QNECs shall be allocated to Participant Before-Tax Contribution Accounts.

                  (v) The Company may make additional contributions to the Plan to provide make-up contributions for returning servicemen, pursuant to section 15.4.

         (d) Contributions Contingent on Deductibility. The Company Contributions for a Plan Year (excluding forfeitures and contributions pursuant to paragraph 3.1(c)(v) shall not exceed the amount allowable as a deduction for Apache's taxable year ending with or within the Plan Year pursuant to Code section
                  404. The amount allowable as a deduction under Code section 404 shall include carry forwards of unused deductions for prior years. If the Code section 404 deduction limit would be exceeded for any Plan Year, the Plan contributions shall be reduced, in the following order, until the Plan contributions equal the Code section 404 deduction limit: first, the Company Matching Contributions for those Highly Compensated Employees who are eligible to participate in the Company's Nonqualified

                  Retirement/Savings Plan; second, all but $1 of the Company Discretionary Contributions for those Highly Compensated Employees who are eligible to participate in the Company's Nonqualified Retirement/Savings Plan; third, any remaining Company Matching Contribution; fourth, any remaining Company Discretionary Contributions. Company Contributions other than QNECs, QMACs, and contributions pursuant to paragraph 3.1(c)(iv) shall be paid to the Trustee no later than the due date (including any extensions) for filing the Company's federal income tax return for such year; QNECs and QMACs shall be paid to the Trustee no later than 12 months after the close of the Plan Year; and contributions subject to paragraph 3.1(c)(iv) shall be paid to the Trustee as specified in section 15.4. Company Contributions may be made without regard to current or accumulated earnings and profits; nevertheless, this Plan is intended to qualify as a "profit sharing plan" as defined in Code section 401(a). The appropriate contribution of the Company to the Trust Fund may be paid by the Company in the form of Company Stock, cash, other assets of any character, or in any combination of the foregoing, as determined by the Company.

3.2      Participant Contributions.

         (a)      401(k) Contributions.

                  (i) General Rules. A Participant may elect to defer the receipt of a portion of his or her Compensation during the Plan Year and contribute such amounts to the Plan as 401(k) Contributions. The Committee shall determine the maximum 401(k) Contributions that a Participant may make and shall establish other administrative rules governing the 401(k) Contributions; for example, the Committee may require 401(k) Contributions to be made in whole percentages of Compensation, the Committee may allow different contribution percentages from bonuses than are allowed from regular pay, and the Committee may limit 401(k) Contributions (for the year or for the pay period or for a bonus) to a percentage of Compensation (for the year or for the pay period or for the bonus). The Company shall pay the amount deducted from the Participant's Compensation to the Trustee promptly after the deduction is made. 401(k) Contributions shall be allocated to Participant Before-Tax Contributions Accounts.

                  (ii)     Limitations on 401(k) Contributions.

                           (A) Limit for Apache Plans. The sum of 401(k) Contributions to this Plan and elective deferrals (as defined in Code section 402(g)(3)) to any other plan maintained by the Company or an Affiliated Entity shall not exceed the dollar limit in effect under Code section 402(g)(1) in any calendar year. The Company shall inform the Committee if such limit has been exceeded, and the excess amount allocated to this Plan. The excess amount allocated to this Plan shall be reduced by any 401(k) Contributions returned pursuant to any other provision of this Article. Any remaining excess amount shall be recharacterized as a Catch-Up Contribution to the extent possible, and any remaining excess amount shall be returned to the Participant as soon as administratively possible, and in no event later than April 15 of the calendar year after the calendar year in which the excess occurred. Company Matching Contributions attributable to amounts returned under this subparagraph shall be forfeited. Unmatched 401(k) Contributions shall be returned first. The amount returned, recharacterized, or forfeited shall be adjusted to reflect the net increase or decrease in the net worth of the Participant's Account attributable thereto for the Plan Year. The Committee may use any reasonable method to allocate this adjustment.

                           (B) Participant Limit. If the sum of the 401(k) Contributions to this Plan and elective deferrals (as defined in Code section 402(g)(3)) to any other plan exceed the dollar limit in effect under Code section 402(g)(1) in a calendar year, and the Participant is an Employee on the last day of the Plan Year and informs the Committee of the amount of the excess allocated to this Plan, then that amount will be reduced by any 401(k) Contributions for that calendar year that were returned pursuant to any other provision in this Article. Any remaining excess amount shall be recharacterized as a Catch-Up Contribution to the extent possible, and any remaining excess amount shall be returned to the Participant as soon as administratively possible, and in no event later than April 15 of the calendar year after the calendar year in which the excess occurred. Company Matching Contributions attributable to amounts returned under this subparagraph shall be forfeited. Unmatched 401(k) Contributions shall be returned first. The amount returned, recharacterized, or forfeited shall be adjusted to reflect the net increase or decrease in the net worth of the Participant's Account attributable thereto for the Plan Year. The Committee may use any reasonable method to allocate this adjustment.

         (b)      Catch-Up Contributions.

                  (i) General Rules. A Participant whose 49th birthday occurred before the first day of the Plan Year may elect to defer the receipt of a portion of his or her Compensation during the Plan Year and contribute such amounts to the Plan as Catch-Up Contributions. The Company shall pay the amount deducted from the Participant's Compensation to the Trustee promptly after the deduction is made. The Committee shall determine after the end of each calendar year which Participant Before-Tax Contributions were Catch-Up Contributions and which were 401(k) Contributions. See sections 3.5 and 3.6 for instances in which Participant Before-Tax Contributions that would normally be characterized as 401(k) Contributions are in fact characterized as Catch-Up Contributions. Catch-Up Contributions shall be allocated to Participant Before-Tax Contributions Accounts.

                  (ii)     Limitations on Catch-Up Contributions.

                           (A) Limit for Apache Plans. The sum of Catch-Up Contributions to this Plan and similar deferrals under Code section 414(v) to any other plan maintained by the Company or an Affiliated Entity shall not exceed the dollar limit in effect under Code section 414(v)(2) in any calendar year. The Company shall inform the Committee if such limit has been exceeded, and the excess amount allocated to this Plan. The excess amount allocated to this Plan shall be reduced by any amounts returned pursuant to any other provision of this Article. Any remaining excess amount shall be returned to the Participant as soon as administratively possible, and in no event later than April 15 of the calendar year after the calendar year in which the excess occurred. Company Matching Contributions attributable to amounts returned under this subparagraph shall be forfeited. Unmatched Catch-Up Contributions shall be returned first. The amount returned or forfeited shall be adjusted to reflect the net increase or decrease in the net worth of the Participant's Account attributable thereto for the Plan Year. The Committee may use any reasonable method to allocate this adjustment.

                           (B) Participant Limit. If the sum of the Catch-Up Contributions to this Plan and similar deferrals under Code section 414(v) to any other plan exceed the dollar limit in effect under Code section 414(v)(2) in a calendar year, and the Participant is an Employee on the last day of the Plan Year and informs the Committee of the amount of the excess allocated to this Plan, then that amount will be reduced by any Catch-Up Contributions for that calendar year that were returned pursuant to any other provision in this Article and any remaining excess amount shall be returned to the Participant as soon as administratively possible, and in no event later than April 15 of the calendar year after the calendar year in which the excess occurred. Company Matching Contributions attributable to amounts returned under this subparagraph shall be forfeited. Unmatched Catch-Up Contributions shall be returned first. The amount returned or forfeited shall be adjusted to reflect the net increase or decrease in the net worth of the Participant's Account attributable thereto for the Plan Year. The Committee may use any reasonable method to allocate this adjustment.

         (c) Procedures. Participant Before-Tax Contributions shall be made according to rules prescribed by the Committee, and may only be made after the Company has received authorization from a Participant to deduct such contributions from his or her Compensation. Such authorization shall remain in effect until revoked or changed by the Participant. If an Employee makes a hardship withdrawal from his Before-Tax Account under section
                  7.1 after 2001, his contribution rate shall be immediately reduced to 0%, and shall remain at 0% for at least 6 months. To be effective, any authorization, change of authorization, or notice of revocation must be filed with the Committee according to such restrictions and requirements as the Committee prescribes. The Committee shall establish procedures from time to time for

                  Participants to change their contribution elections, which procedures shall be communicated to Participants. The Committee may establish different procedures for Participant Before-Tax Contributions from different types of Compensation, such as bonuses. The Committee's procedures for Catch-Up Contributions shall allow all Participants who can make Catch-Up Contributions the effective opportunity to make the same dollar amount of Catch-Up Contributions for the calendar year.

         (d) Rollovers. The Plan may accept any Rollover Contribution from a Covered Employee, with the following limitations. The Committee shall decide from time to time which types of Rollover Contributions the Plan will accept, and the conditions under which the Plan will accept them. The Plan shall not accept any Rollover Contribution to the extent that it is a direct transfer of an amount that would, if not rolled over, be excluded from the Covered Employee's gross income (i.e., the Plan won't accept rollovers of after-tax contributions). If the Plan accepts a contribution and subsequently determines that the contribution did not qualify as a Rollover Contribution, the Plan shall distribute such contribution, as well as the net increase or decrease in the net value of the Trust Fund attributable to the contribution, to the Covered Employee as soon as administratively practicable. Rollover Contributions shall be allocated to Rollover Accounts.

3.3      Return of Contributions.

         (a) Upon the request of the Company, the Trustee shall return to the Company, any Company Contribution made under a mistake of fact. The amount that shall be returned shall not exceed the excess of the amount contributed (reduced to reflect any decrease in the net worth of the appropriate Accounts attributable thereto) over the amount that would have been contributed without the mistake of fact. Appropriate reductions shall be made in the Accounts of Participants to reflect the return of any contributions previously credited to such Accounts. If the Company so requests, any contribution made under a mistake of fact shall be returned to the Company within one year after the date of payment.

         (b) Upon the request of the Company, the Trustee shall return to the Company, any Company Contribution or 401(k) Contribution that is not deductible under Code section 404. The Company shall pay any returned 401(k) Contribution to the appropriate Participant or the Company's Nonqualified Retirement/Savings Plan, as appropriate, as soon as administratively practicable, subject to any withholding. All contributions under the Plan are expressly conditioned upon their deductibility for federal income tax purposes. The amount that shall be returned shall be the excess of the amount contributed (reduced to reflect any decrease in the net worth of the appropriate Accounts attributable thereto) over the amount that would have been contributed if there had not been a mistake in determining the deduction. Appropriate reductions shall be made in the Accounts of Participants to reflect the return of any contributions previously credited to such Accounts. Any contribution conditioned on its deductibility shall be returned within one year after it is disallowed as a deduction.

         (c) A contribution shall be returned under this section only to the extent that its return will not reduce the Account(s) of a Participant to an amount less than the balance that would have been credited to the Participant's Account(s) had the contribution not been made.

3.4      Limitation on Annual Additions.

         (a) Limit. The Annual Additions to a Participant's Account(s) in this Plan and to his or her accounts in any other defined contribution plans maintained by the Company or an Affiliated Entity for any Limitation Year shall not exceed in the aggregate the lesser of (i) $40,000 (as adjusted by the Secretary of the Treasury), or (ii) 100% of the Participant's Compensation. The limit in paragraph (ii) shall not apply to any contribution for medical benefits (within the meaning of Code section 419A(f)(2)) after separation from service that is treated as an Annual Addition.

         (b)      Corrective Mechanism.

                  (i) Reduction in Annual Additions. A Participant's Annual Additions shall be reduced, to the extent necessary to satisfy the foregoing limits, if the Annual Additions arose as a result of a reasonable error in estimating Compensation, as a result of the allocation of forfeitures, or as a result of other facts and circumstances as provided in the regulations under Code section 415.

                  (ii) Order of Reduction, Multiple Plans. Apache also maintains the Apache Corporation Money Purchase Retirement Plan, a money purchase pension plan. On January 1, 1997, Apache owned more than 50% of Producers Energy Marketing LLC ("ProEnergy"). As long as Apache's ownership of ProEnergy remains above 50%, the annual additions to any qualified defined contribution plan maintained by ProEnergy will be considered Annual Additions subject to the limitation in subsection (a). The Participant's Annual Additions shall be reduced, to the extent necessary, in the following order. First, to the extent that the Annual Additions in a single plan exceed the limits of subsection (a), the Annual Additions in that plan shall be reduced, in the order specified in that plan, to the extent necessary to satisfy the limits of subsection (a). Then, if the Participant has Annual Additions in more than one plan and in the aggregate they exceed the limits of subsection (a), the Annual Additions will be reduced as follows.

                           (A)      If the Participant was eligible to
                                    participate in the Non-Qualified
                                    Retirement/Savings Plan of Apache
                                    Corporation on the last day of the Plan Year in which the excess Annual Addition occurred, the Annual Additions will be reduced in the following order: the Annual Additions to the Apache Corporation Money Purchase Pension Plan; then the Annual Additions to ProEnergy's plans, in the order specified in those plans; then the Annual Additions to this Plan.

                           (B) If the Participant was not eligible to participate in the Non-Qualified Retirement/Savings Plan of Apache Corporation on the last day of the Plan Year in which the excess Annual Addition occurred, the Annual Additions will be reduced in the following order: the Annual Additions to this Plan; then the Annual Additions to ProEnergy's plans, in the order specified in those plans; then the Annual Additions to the Apache Corporation Money Purchase Retirement Plan.

                  (iii) Order of Reduction, This Plan. If the Participant was eligible to participate in the Non-Qualified Retirement/Savings Plan of Apache Corporation on the last day of the Plan Year in which the excess Annual Addition occurred, the Annual Additions to this Plan shall be reduced in the following order: Company Discretionary Contributions; Company Matching Contributions; then 401(k) Contributions. If the Participant was not eligible to participate in the Non-Qualified Retirement/Savings Plan of Apache Corporation on the last day of the Plan Year in which the excess Annual Addition occurred, the Annual Additions to this Plan shall be reduced in the following order: unmatched 401(k) Contributions; then matched 401(k) Contributions and the corresponding Company Matching Contributions; then Company Discretionary Contributions.

                  (iv) Disposition of Excess Annual Additions. The Plan shall pay any reduction in 401(k) Contributions (adjusted to reflect any investment earnings, but not any investment losses, thereon) to the Participant as soon as administratively practicable, subject to any withholding. Any reduction of Company Contributions shall be placed in a suspense account in the Trust Fund and used to reduce future Company Contributions to the Plan. The following rules shall apply to such suspense account: (A) no further Company Contributions may be made if the allocation thereof would be precluded by Code section 415; (B) any increase or decrease in the net value of the Trust Fund attributable to the suspense account shall not be allocated to the suspense account, but shall be allocated to the Accounts; and (C) all amounts held in the suspense account shall be allocated as of each succeeding allocation date on which forfeitures may be allocated pursuant to section 5.5 (and may be allocated more frequently if the Committee so directs), until the suspense account is exhausted.

3.5      Contribution Limits for Highly Compensated Employees (ADP Test).

         (a) Limits on Contributions. Notwithstanding any provision in this Plan to the contrary, the actual deferral percentage ("ADP") test of Code section 401(k)(3) shall be satisfied. Code section 401(k) and the regulations issued thereunder are hereby incorporated by reference to the extent permitted by such regulations. In performing the ADP test for a Plan Year, the Plan will use that Plan Year's data for the Non-Highly Compensated Employees.

         (b) Permissible Variations of the ADP Test. To the extent permitted by the regulations under Code sections 401(m) and 401(k), 401(k) Contributions, QMACs, and QNECs may be used to satisfy the ACP test of section 3.6 if they are not used to satisfy the ADP test. The Committee may elect to exclude from the ADP test those Non-Highly Compensated Employees who, at the end of the Plan Year, had not attained age 21 and/or whose Period of Service was for less than one year.

         (c) Advanced Limitation on 401(k) Contributions or Company Matching Contributions. The Committee may limit the 401(k) Contributions of any Highly Compensated Employee (or any Employee expected to be a Highly Compensated Employee) at any time during the Plan Year (with the result that his or her share of Company Matching Contributions may be limited). This limitation may be made, if practicable, whenever the Committee believes that the limits of this section or sections 3.4 or
                  3.6 will not be satisfied for the Plan Year.

         (d) Corrections to Satisfy Test. If the ADP test is not satisfied for the Plan Year, the Committee shall decide which one or more of the following methods shall be employed to satisfy the ADP test. All corrections shall be accomplished if possible before March 15 of the following Plan Year, and in no event later than 12 months after the close of the Plan Year.

                  (i) The Committee may recommend to the Company and the Company may make QNECs to the Plan, pursuant to subsection 3.7(c).

                  (ii) The Committee may recommend to the Company and the Company may designate some or all of the Company Discretionary Contributions allocated to Non-Highly Compensated Employees as QNECs, pursuant to subsection 3.7(b).

                  (iii) The Committee may recommend to the Company and the Company may designate any Company Matching Contributions to the Plan as QMACs, pursuant to section 3.8.

                  (iv) 401(k) Contributions of Highly Compensated Employees may be recharacterized as Catch-Up Contributions or returned to the Highly Compensated Employee, without the consent of either the Highly Compensated Employee or his or her Spouse, subject to the rules of subsection (f).

         (e) Order of Correction. The method described in subsection (c) shall be employed first, during the Plan Year. If that method is not used during the Plan Year, or if the net effect of such method was insufficient for the ADP test to be satisfied, the Company has the discretion to use any one or more of the methods described in paragraphs (d)(i), (d)(ii), and (d)(iii). If the Company does not choose to make the corrections described in paragraphs (d)(i), (d)(ii), and (d)(iii), or if such corrections are insufficient to satisfy the ADP test, then the correction method described in paragraph (d)(iv) shall be used.

         (f) Calculating the Amounts Returned or Recharacterized. If the ADP test is not satisfied, and 401(k) Contributions are returned or recharacterized pursuant to paragraph (d)(iv) above, the Committee shall determine the amount to be returned or recharacterized pursuant to paragraph (i) below, and shall then allocate that amount among the Highly Compensated Employees pursuant to paragraph (ii) below in the order specified in paragraph (iii) below. The amount actually recharacterized or returned to each Highly Compensated Employee shall be adjusted to reflect as nearly as possible the actual investment gains or losses thereon for the Plan Year, determined pursuant to Article IV, but shall not be adjusted to reflect any subsequent gains or losses.

                  (i) Calculation of Amount of Excess Contributions. The amount of 401(k) Contributions to be recharacterized or returned to the group of Highly Compensated Employees as a whole (the "excess contributions") shall be equal to the hypothetical reduction in the 401(k) Contributions that are subject to the ADP test pursuant to subsection (b) (the "relevant 401(k) Contributions") that would be made under the following procedure. The Highly Compensated Employee(s) with the highest "actual deferral ratio" has an amount hypothetically reduced until his or her actual deferral ratio is reduced to the actual deferral ratio of the Highly Compensated Employee with the next highest actual deferral ratio; this process is repeated to the extent necessary for the ADP test to be satisfied. The term "actual deferral ratio" is a fraction, the denominator of which is equal to the Participant's Compensation, and the numerator of which is equal to (A)+(B)+(C)-(D)-(E), where

                           (A) is equal to the Participant's 401(k) Contributions for the Plan Year.

                           (B)      is equal to that portion of the
                                    Participant's QNECs and QMACs that are
                                    allocated to the Participant as of any date within the Plan Year, but only to the extent that the Committee elects to include them in the ADP test.

                           (C)      is equal to zero for a Non-Highly
                                    Compensated Employee, and, for each Highly
                                    Compensated Employee who participates in a cash or deferred arrangement sponsored by the Company or an Affiliated Entity that is permitted to be aggregated with this Plan, is equal to the contributions to the other plan that are subject to that plan's ADP test.

                           (D) is equal to any of the amounts in (A) that are used in the ACP test pursuant to subsection (b).

                           (E) is equal to any of the amounts in (A) or (B) or (C) that have been removed from the Participant's Accounts pursuant to any other corrective mechanisms described in this Article.

                  (ii) Allocation of Excess Contributions. The excess contributions shall be allocated among the Highly Compensated Employees as follows. The Highly Compensated Employee(s) with the largest relevant 401(k) Contributions shall have an amount recharacterized or returned until his or her remaining relevant 401(k) Contributions are equal to those of the Highly Compensated Employee with the next largest relevant 401(k) Contributions. This process is repeated until the excess contributions have been completely recharacterized or returned to the Highly Compensated Employees.

                  (iii) Ordering. For each Highly Compensated Employee allocated an excess contribution, the Plan shall take the following steps, in the following order.

                           (A) Recharacterize matched 401(k) Contributions as Catch-Up Contributions to the extent possible.

                           (B)      Recharacterize unmatched 401(k)
                                    Contributions as Catch-Up Contributions to the extent possible.

                           (C)      Return unmatched 401(k) Contributions.

                           (D) Return matched 401(k) Contributions and forfeit the corresponding Company Matching Contribution (unless it was returned to the Participant pursuant to paragraph 3.6(c)(iv)).

3.6      Contribution Limits for Highly Compensated Employees (ACP Test).

         (a) Limits on Contributions. Notwithstanding any provision in this Plan to the contrary, the actual contribution percentage ("ACP") test of Code section 401(m)(2) shall be satisfied. Code section 401(m) and the regulations issued thereunder are hereby incorporated by reference to the extent permitted by such regulations. In performing the ACP test for a Plan Year, the Plan will use that Plan Year's data for the Non-Highly Compensated Employees.

         (b) Permissible Variations of the ACP Test. To the extent permitted by the regulations under Code sections 401(m) and 401(k), 401(k) Contributions, QMACs, and QNECs may be used to satisfy this test if not used to satisfy the ADP test of section 3.5. The Committee may elect to exclude from the ACP test those Non-Highly Compensated Employees who, at the end of the Plan Year, had not attained age 21 and/or whose Period of Service was for less than one year.

         (c) Corrections to Satisfy Test. If the ACP test is not satisfied, the Committee shall decide which one or more of the following methods shall be employed to satisfy the ACP test. All corrections shall be accomplished if possible before March 15 of the following Plan Year, and in no event later than 12 months after the close of the Plan Year.

                  (i) The Committee may recommend to the Company and the Company may make QNECs to the Plan, pursuant to subsection 3.7(c).

                  (ii) The Committee may recommend to the Company and the Company may designate any portion of its Company Discretionary Contribution as a QNEC, pursuant to subsection 3.7(b).

                  (iii) The Committee may recommend to the Company and the Company may make extra Company Matching Contributions to the Plan, pursuant to paragraph 3.1(b)(ii).

                  (iv) The non-vested Company Matching Contributions allocated to Highly Compensated Employees as of any date during the Plan Year may be forfeited as of the last day of the Plan Year, and the vested Company Matching Contributions allocated to any Highly Compensated Employee for the Plan Year may be paid to such Highly Compensated Employee, without the consent of either the Highly Compensated Employee or his or her Spouse, subject to the rules of subsection (e).

                  (v) Those 401(k) Contributions that are taken into account for this ACP test for any Highly Compensated Employee may be returned to such Highly Compensated Employee, without the consent of either the Highly Compensated Employee or his or her Spouse, subject to the rules of subsection (e).

         (d) Order of Correction. The method described in subsection 3.5(c) shall be employed first, during the Plan Year. If that method is not used during the Plan Year, or if the net effect of such method was insufficient for the ACP test to be satisfied, the Company has the discretion to use any one or more of the methods described in paragraphs (c)(i), (c)(ii), and (c)(iii). If the Company does not choose to make the corrections described in paragraphs (c)(i), (c)(ii), and (c)(iii), or if such corrections are insufficient to satisfy the ACP test, then the correction methods described in paragraphs (c)(iv) and (c)(v) shall be used, as described in subsection (e).

         (e) Calculating the Corrective Reduction in Participants' Accounts. If the ACP test is not satisfied, and the correction methods described in paragraphs (c)(iv) and (c)(v) are to be used, the Committee shall determine the amount of the correction pursuant to paragraph (i) below, and shall then allocate that amount among the Highly Compensated Employees pursuant to paragraph (ii) below in the order specified in paragraph (iii). The amount of the correction shall be adjusted to reflect as nearly as possible the actual investment gains or losses thereon for the Plan Year, determined pursuant to Article IV, but shall not be adjusted to reflect any subsequent gains or losses.

         (f) Calculation of Amount of Excess Aggregate Contributions. The term "aggregate contributions" means those 401(k) Contributions and Company Matching Contributions that are taken into account for the ACP test pursuant to subsection
                  (b). The amount of the excess aggregate contributions shall be equal to the hypothetical reduction in the aggregate contributions that would be made under the following procedure. The Highly Compensated Employee(s) with the highest "actual contribution ratio" has his or her aggregate contributions hypothetically reduced until his or her actual contribution ratio is lowered to the actual contribution ratio of the Highly Compensated Employee with the next highest actual contribution ratio; this process is repeated to the extent necessary for the ACP test to be satisfied. The term "actual contribution ratio" is a fraction, the denominator of which is equal to the Participant's Compensation, and the numerator of which is equal to
                  (A)+(B)+(C)+(D)-(E), where

                           (A) is equal to the Participant's Company Matching Contributions for the Plan Year.

                           (B) is equal to the Participant's 401(k)
                           Contributions that are used in the ACP test pursuant to subsection (b).

                           (C) is equal to that portion of the Participant's QNECs and QMACs that are allocated to the Participant as of any date within the Plan Year, but only to the extent that the Committee elects to include them in the ACP test.

                           (D) is equal to zero for a Non-Highly Compensated Employee, and, for each Highly Compensated Employee who participates in a cash or deferred arrangement sponsored by the Company or an Affiliated Entity that is permitted to be aggregated with this Plan, is equal to the contributions to the other plan that are subject to that plan's ACP test.

                           (E) is equal to any of the amounts in (A) or (B) or
                           (C) or (D) that have been removed from the Participant's Accounts pursuant to any other corrective mechanisms described in this Article.

                  (i) Allocation of Excess Aggregate Contributions. The excess aggregate contributions shall be allocated among the Highly Compensated Employees as follows. The Highly Compensated Employee(s) with the largest aggregate contributions shall have his or her aggregate contributions reduced until his or her remaining aggregate contributions are equal to those of the Highly Compensated Employee with the next largest aggregate contributions. This process is repeated until the excess aggregate contributions have been eliminated.

                  (ii) Ordering. For each Highly Compensated Employee allocated an excess aggregate contribution, the Plan shall take the following steps, in the following order.

                           (A) Recharacterize matched 401(k) Contributions as Catch-Up Contributions to the extent possible.

                           (B)      Recharacterize unmatched 401(k)
                                    Contributions as Catch-Up Contributions to the extent possible.

                           (C)      Return unmatched 401(k) Contributions.

                           (D) Pay the vested Company matching Contribution for the Plan Year to the Participant.

                           (E) Return matched 401(k) Contributions and forfeit the corresponding Company Matching Contribution (unless it was returned to the Participant pursuant to paragraph 3.6(c)(iv)).

                           (F) Forfeit the unvested Company Matching Contribution for the Plan Year.

3.7      QNECs.

         (a) QNECs shall be paid to the Plan no later than 12 months after the close of the Plan Year to which they relate.

         (b) The Company may designate as a QNEC all or any portion of the Company Discretionary Contribution that is allocated to Non-Highly Compensated Employees.

         (c) The Company may make a contribution to the Plan, in addition to the Company Discretionary Contribution, that the Company designates as a QNEC. This subsection applies to such contributions. As of the last day of each Plan Year, the Committee shall allocate such QNECs for such Plan Year (including such forfeitures occurring during such Plan Year that are treated as QNECs pursuant to section 5.5). These amounts shall be allocated to the Participant Before-Tax Contributions Accounts of those Non-Highly Compensated Employees who were Covered Employees on the last day of the Plan Year, as follows:

                  (i) QNECs shall be allocated to the Participant Before-Tax Contributions Account of the Non-Highly Compensated Employee(s) with the least Compensation, until either the QNECs are exhausted or the limit of section 3.4 is reached for such Non-Highly
                           Compensated Employee(s).

                  (ii) Any remaining QNECs shall be allocated to the Participant Before-Tax Contributions Account of the Non-Highly Compensated Employee(s) with the next lowest Compensation, until either the QNECs are exhausted or the limit of section 3.4 is reached for such Non-Highly Compensated Employee(s).

                  (iii) The procedure in paragraph (ii) shall be repeated until all QNECs have been allocated.

         (d) All QNECs shall be treated in the same manner as a Company Discretionary Contribution for purposes of section 12.4.

3.8      QMACs.

         The Company may designate all or any portion of any Non-Highly Compensated Employee's allocation of Company Matching Contributions as a QMAC. Such designation shall be made before such contributions are made to the Trust Fund. If the Company inadvertently designates any Highly Compensated Employee's allocation as a QMAC, the designation shall be ineffective. QMACs shall be paid to the Plan no later than 12 months after the close of the Plan Year to which they relate.

ARTICLE IV
INTERESTS IN THE TRUST FUND

4.1      Participants' Accounts.

         The Committee shall establish and maintain separate Accounts in the name of each Participant, but the maintenance of such Accounts shall not require any segregation of assets of the Trust Fund. Each Account shall contain the contributions specified below and the increase or decrease in the net worth of the Trust Fund attributable to such contributions.

         (a) Participant Before-Tax Contributions Account. A Participant Before-Tax Contributions Account shall be established for each Participant who makes Participant Before-Tax Contributions, or who receives an allocation of QNECs or QMACs. The Committee may elect to establish subaccounts for the different types of contributions allocated to this Account.

         (b) Company Contributions Account. A Company Contributions Account shall be established for each Participant who receives an allocation of Company Discretionary Contributions that are not designated as QNECs or an allocation of Company Matching Contributions that are not designated as QMACs. The Committee may elect to establish subaccounts for the different types of contributions allocated to this Account.

         (c) Rollover Account. A Rollover Account shall be established for each Participant who makes a Rollover Contribution to the Plan pursuant to subsection 3.2(d).

4.2      Valuation of Trust Fund.

         (a) General. The Trustee shall value the assets of the Trust Fund at least annually as of the last day of the Plan Year, and as of any other dates determined by the Committee, at their current fair market value and determine the net worth of the Trust Fund. In addition, the Committee may direct the Trustee to have a special valuation of the assets of the Trust Fund when the Committee determines, in its sole discretion, that such valuation is necessary or appropriate or in the event of unusual market fluctuations of such assets. Such special valuation shall not include any contributions made by Participants since the preceding Valuation Date, any Company Contributions for the current Plan Year, or any unallocated forfeitures. The Trustee shall allocate the expenses of the Trust Fund occurring since the preceding Valuation Date, pursuant to section 9.2, and then determine the increase or decrease in the net worth of the Trust Fund that has occurred since the preceding Valuation Date. The Trustee shall determine the share of the increase of decrease that is attributable to the non-separately accounted for portion of the Trust Fund and to any amount separately accounted for, as described in subsections (b) and (c).

         (b) Mandatory Separate Accounting. The Trustee shall separately account for (i) any individually directed investments permitted under section 9.3, and (ii) amounts subject to a Domestic Relations Order, to provide a more equitable allocation of any increase or decrease in the net worth of the Accounts.

         (c) Permissible Separate Accounting. The Trustee may separately account for the following amounts to provide a more equitable allocation of any increase or decrease in the net worth of the Trust Fund:

                  (i) the distributable amount of a Participant, pursuant to section 6.6, including any amount distributable to an Alternate Payee or to a beneficiary of a deceased Participant; and

                  (ii) Company Matching Contributions made since the preceding Valuation Date;

                  (iii) Participant Before-Tax Contributions that were received by the Trustee since the preceding Valuation Date;

                  (iv) Company Matching Contributions and 401(k) Contributions of Highly Compensated Employees that may need to be distributed or forfeited to satisfy the ADP and ACP tests of sections 3.5 or 3.6;

                  (v) Rollovers that were received by the Trustee since the preceding Valuation Date;

                  (vi) Any other amounts for which separate accounting will provide a more equitable allocation of the increase or decrease in the net worth of the Trust Fund.

4.3      Allocation of Increase or Decrease in Net Worth.

         (a) The Committee shall, as of each Valuation Date, allocate the increase or decrease in the net worth of the Trust Fund that has occurred since the preceding Valuation Date between the non-separately accounted for portion of the Trust Fund and the amounts separately accounted for that are identified in subsections 4.2(b) and 4.2(c).

         (b) The increase or decrease attributable to the non-separately accounted for portion of the Trust Fund shall be allocated among the appropriate Accounts in the ratio that the dollar value of each such Account bore to the aggregate dollar value of all such Accounts on the preceding Valuation Date after all allocations and credits made as of such date had been completed.

         (c) After the allocation in subsection (b) is completed, the Committee shall allocate any amounts separately accounted for (including the increase or decrease in the net worth of the Trust Fund attributable to such amounts) to the appropriate Account(s) if such separate accounting is no longer necessary.

ARTICLE V
AMOUNT OF BENEFITS

5.1      Vesting Schedule.

         A Participant shall have a fully vested and nonforfeitable interest in all his or her Account(s) upon his or her Normal Retirement Age if he or she is an Employee on such date, upon his or her death while an Employee or while on an approved leave of absence from the Company or an Affiliated Entity, or upon his or her termination of employment with the Company or an Affiliated Entity because of a Disability. In all other instances a Participant's vested interest shall be calculated according to the following rules.

         (a) Participant Before-Tax Contributions Account and Rollover Account. A Participant shall be fully vested at all times in his or her Participant Before-Tax Contributions Account and his or her Rollover Account.

         (b) Company Contributions Account. A Participant shall become fully vested in his or her Company Contributions Account in accordance with the following schedule:

    Completed Years of Service           Vesting Percentage
    --------------------------           ------------------
            Less than 1                          0%
                 1                              20%
                 2                              40%
                 3                              60%
                 4                              80%
             5 or more                         100%

         (c) Special Vesting Rule. All Participants in the Plan who were Employees of the Company on July 1, 1992 became 100% vested with respect to all Company Matching Contributions and Company Discretionary Contributions, together with any earnings attributable thereto, made as of any date prior to July 2, 1992. If a Participant was not previously 100% vested, then the amount that became 100% vested pursuant to this subsection was allocated to a special Company Contributions Account; a new Company Contributions Account was established for all Company Matching Contributions not designated as QMACs and Company Discretionary Contributions made on behalf of the Participant as of any date subsequent to July 1, 1992. Whenever any Participant becomes 100% vested in the two separate Company Contributions Accounts, those Accounts shall be merged into one Company Contributions Account.

         (d) Partial Termination. A partial termination of the Plan occurred as a result of the relocation of Apache's headquarters from Denver, Colorado to Houston, Texas. As a result, notwithstanding subsection (b), the Company Contributions Accounts off all Denver-based Participants who were laid off or who voluntarily severed their employment with the Company after August 5, 1991, in connection with the corporate relocation, are 100% vested.

         (e) Change of Control. The Company Contributions Accounts of all Participants shall be fully vested as of the effective date of a "change in control." For purposes of this subsection, a "change of control" shall mean the event occurring when a person, partnership, or corporation, together with all persons, partnerships, or corporations acting in concert with each person, partnership, or corporation, or any or all of them, acquires more than 20% of Apache's outstanding voting securities; provided that a change of control shall not occur if such persons, partnerships, or corporations acquiring more than 20% of Apache's voting securities is solicited to do so by Apache's board of directors, upon its own initiative, and such persons, partnerships, or corporations have not previously proposed to acquire more than 20% of Apache's voting securities in an unsolicited offer made either to Apache's board of directors or directly to the stockholders of Apache.

5.2      Forfeitures.

         (a) Notwithstanding the vesting rules of section 5.1, Annual Additions to a Participant's Accounts and any increase or decrease in the net worth of the Participant's Accounts attributable to such Annual Additions may be reduced to satisfy the limits described in section 3.4. Any reduction shall be allocated as specified in section 3.4.

         (b) Notwithstanding the vesting rules of section 5.1, Company Matching Contributions and any increase or decrease in the net worth of the Account(s) attributable to such contributions may be forfeited as of the last day of the Plan Year if the 401(k) Contribution that they matched was returned under paragraph 3.2(a)(ii) or subsection 3.5(d) or 3.6(c). Any such forfeiture shall be allocated as specified in section 5.5.

         (c) Notwithstanding the vesting rules of section 5.1, a missing individual's vested Accounts may be forfeited as of the last day of any Plan Year, as provided in section 13.12. Any such forfeiture shall be allocated as specified in section 5.5.

         (d) A Participant's non-vested interest in his or her Company Contributions Account shall be forfeited at the end of the Plan Year in which the Participant terminates employment. Any such forfeiture shall be allocated as specified in section 5.5.

         (e) Notwithstanding the vesting rules of section 5.1, Company Matching Contributions that would violate Code section 401(a)(17), and any increase or decrease in the net worth of the Account(s) attributable to such contributions, may be forfeited as specified in subsection 3.1(b). Any such reduction shall be allocated as specified in subsection 3.1(b).

5.3      Restoration of Forfeitures.

         (a) The forfeiture of a missing individual's Account(s), as described in section 13.12, shall be restored to such individual if the individual makes a claim for such amount.

         (b) If a Participant is rehired before incurring five-consecutive one-year Lapses in Apache Employment, and the Participant has received a distribution of his or her entire vested interest in his or her Company Contributions Account (with the result that the Participant forfeited his or her non-vested interest in such Account), then the exact amount of the forfeiture shall be restored to the Participant's Account. All the rights, benefits, and features available to the Participant when the forfeiture occurred shall be available with respect to the restored forfeiture.

         (c) If a Participant who is rehired before incurring five consecutive one-year Lapses in Apache Employment has his or her Accounts restored as above provided, and again terminates employment prior to becoming fully vested in his or her Company Contributions Account, the vested portion of his or her Company Contributions Account shall be determined by applying the vested percentage determined under section 5.1 to the sum of (A) and (B), then subtracting (B) from such sum, where: (A) is the value of the Participant's Company Contributions Account as of the Valuation Date immediately following his or her most recent termination of employment; and (B) is the amount previously distributed to the Participant on account of the prior termination of employment.

         (d) If a Participant is rehired after having incurred five consecutive one-year Lapses in Apache Employment, then no amount forfeited from his or her Company Contributions Account shall be restored to that Account.

5.4      Method of Forfeiture Restoration.

         Forfeitures that are restored pursuant to section 5.3 shall be accomplished by an allocation of the forfeitures occurring during the Plan Year, pursuant to section 5.5, or if such forfeitures are insufficient, by a special Company Contribution, pursuant to paragraph 3.1(c)(i).

5.5      Allocation of Forfeitures.

         (a) During the Plan Year. The forfeitures that occur during a Plan Year shall be used during the Plan Year for the following: to restore the forfeited portions of the Company Contributions Accounts of reemployed Participants described in section 5.3; to pay those expenses of the Plan that are properly payable from the Trust Fund and that are not paid by the Company or charged to Accounts; to reduce the Company Matching Contributions under paragraph 3.1(b)(i) for the Plan Year, to the extent that the Company has not already made such contributions; to reduce any other Company Contributions for the Plan Year, but only to the extent that the Company decides to make such contributions.

         (b) Forfeitures Remaining After the Plan Year End. If any forfeitures remain after the end of a Plan Year, they shall be used during the following Plan Year for the following: to restore the forfeited portions of the Company Contributions Accounts of reemployed Participants described in section 5.3; to pay those expenses of the Plan that are properly payable from the Trust Fund and that are not paid by the Company or charged to Accounts; to reduce the Company Matching Contributions under paragraph 3.1(b)(i) for the Plan Year, to the extent that the Company has not already made such contributions; to reduce the Company Matching Contributions under paragraph 3.1(b)(i) for such following Plan Year, to the extent the Company has not already made such contributions; to reduce any other Company Contributions for the Plan Year, but only to the extent that the Company decides to make such contributions; and to reduce any other Company Contributions for such following Plan Year, but only to the extent that the Company decides to make such contributions. Apache shall decide, on behalf of each employer, the amount and type(s) of Company Contributions the forfeitures shall reduce. Any forfeitures that remain at the end of such following Plan Year shall be allocated as a Company Discretionary Contribution for such following Plan Year.

5.6      Credits for Pre-Lapse Service.

         (a)      Company Contributions Made After Reemployment.

                  (i) A Participant who is vested in any portion of his or her Company Contributions Account, who incurs a one-year Lapse in Apache Employment, and who is thereafter reemployed, shall receive credit for vesting purposes for Years of Service prior to a one-year Lapse in Apache Employment upon completing a Year of Service after such one-year Lapse in Apache Employment.

                  (ii) A Participant who is not vested in any portion of his or her Company Contributions Account, who incurs a one-year Lapse in Apache Employment, and who is thereafter reemployed, shall receive credit for vesting purposes for Years of Service prior to a one-year Lapse in Apache Employment only if (A) the Participant completes a Year of Service after such Lapse in Apache Employment, and (B) the number of consecutive one-year Lapses in Apache Employment is less than the greater of five or the aggregate number of Years of Service before such lapse.

         (b) Company Contributions Made Prior to Termination. Years of Service after a Participant has incurred five consecutive one-year Lapses in Apache Employment shall be disregarded in determining the vested percentage in a Participant's Company Contributions Account at the time of the lapse.

5.7      Transfers - Portability.

         If any other employer adopts this or a similar profit sharing plan and enters into a reciprocal agreement with the Company that provides that
         (a) the transfer of a Participant from such employer to the Company (or vice versa) shall not be deemed a termination of employment for purposes of the plans, and (b) service with either or both employers shall be credited for purposes of vesting under both plans, then the transferred Participant's Account shall be unaffected by the transfer, except, if deemed advisable by the Committee, it may be transferred to the trustee of the other plan.

5.8      Reemployment - Separate Account.

         A rehired Participant shall have two Company Contribution Accounts, an "old" Company Contributions Account for the contributions from his or her earlier episode of employment, and a "new" Company Contributions Account for his or her later episode of employment. The vested percentage applicable to such Accounts shall be determined pursuant to sections 5.1 and 5.6, unless an amount was distributed from the old Company Contributions Account before the Participant was rehired, in which case the vested percentage of the old Company Contributions Account, after any forfeiture has been restored to it, shall be determined pursuant to subsection 5.3(c). If a Participant becomes fully vested in both the old and the new Company Contributions Accounts, they shall be merged into one Company Contributions Account.

ARTICLE VI
DISTRIBUTION OF BENEFITS

6.1      Beneficiaries.

         (a) Designating Beneficiaries. Each Account Owner shall file with the Committee a designation of the beneficiaries and contingent beneficiaries to whom the distributable amount (determined pursuant to section 6.2) shall be paid in the event of the Account Owner's death. In the absence of an effective beneficiary designation as to any portion of the distributable amount after a Participant dies, such amount shall be paid to the Participant's surviving Spouse, or, if none, to his or her estate. In the absence of an effective beneficiary designation as to any portion of the distributable amount after any non-Participant Account Owner dies, such amount shall be paid to the Account Owner's estate. The Account Owner may change a beneficiary designation at any time and without the consent of any previously designated beneficiary.

         (b) Special Rule for Married Participants. If the Account Owner is a married Participant, his or her Spouse shall be the sole beneficiary unless the Spouse has consented to the designation of a different beneficiary. To be effective, the Spouse's consent must be in writing, witnessed by a notary public, and filed with the Committee. Any spousal consent shall be effective only as to the Spouse who signed the consent.

         (c) Special Rule for Divorces. If an Account Owner has designated his or her spouse as a primary or contingent beneficiary, and the Account Owner and spouse later divorce (or their marriage is annulled), then the former spouse will be treated as having pre-deceased the Account Owner for purposes of interpreting a beneficiary designation form completed prior to the divorce or annulment. This subsection 6.1(c) will apply only if the Committee is informed of the divorce or annulment before payment to the former spouse is authorized.

         (d) Disclaimers. Any individual or legal entity who is a beneficiary may disclaim all or any portion of his or her interest in the Plan, provided that the disclaimer satisfies the requirements of Code section 2518(b) and applicable state law. The legal guardian of a minor or legally incompetent person may disclaim for such person. The personal representative (or the individual or legal entity acting in the capacity of the personal representative according to applicable state law) may disclaim on behalf of a beneficiary who has died. The amount disclaimed shall be distributed as if the disclaimant had predeceased the individual whose death caused the disclaimant to become a beneficiary.

6.2      Consent.

         (a)      General. Except for distributions identified in subsection
                  (b), distributions may be made only after the appropriate consent has been obtained under this subsection. Distributions to a Participant or to a beneficiary (other than a beneficiary of a deceased Alternate Payee) shall be made only with the Participant's or beneficiary's consent to the time of distribution. Distributions to an Alternate Payee or his or her beneficiary shall be made as specified in the QDRO and in accordance with section 13.9. To be effective, the consent must be filed with the Committee according to the procedures adopted by the Committee, within 90 days before the distribution is to commence. A consent once given shall be irrevocable after distribution has been processed.

         (b) Exceptions to General Rule. Consent is not required for the following distributions:

                  (i) Corrective distributions under Article III that are returned to the Participant because the contribution is not deductible by the Company or because the contribution would exceed the limits of Code sections 401(a)(17), 415(c)(1), 402(g), 401(k)(3), 401(m)(2),
                           401(m)(9), or any other limitation of the Code;

                  (ii)     Distributions that are required to comply with Code
                           section 401(a)(9);

                  (iii) Immediate cashouts of less than $5,000, as described in subsection 6.5(d) or paragraphs 6.5(e)(i) or 13.9(f)(ii);

                  (iv)     Distributions pursuant to Code section 401(a)(14);

                  (v) Distributions of invalid rollovers pursuant to subsection 3.2(b); and

                  (vi) Distributions that must occur by a deadline specified in the Plan.

6.3      Distributable Amount.

         The distributable amount of an Account Owner's Account(s) is the vested portion of the Account(s) (as determined by Article V) as of the Valuation Date coincident with or next preceding the date distribution is made, reduced by (a) any amount that is payable to an Alternate Payee pursuant to section 13.9, (b) any amount withdrawn pursuant to section 7.1 since such Valuation Date, and (c) the outstanding balance of any loan under section 7.2. Furthermore, the Committee shall temporarily suspend or limit distributions (by reducing the distributable amount), as explained in section 13.9, when the Committee is informed that a Domestic Relations Order affecting the Participant's Accounts is or may be in the process of becoming QDRO. The distributable amount shall also be zero (except to the extent necessary to comply with Code section 401(a)(9)) while the Committee has suspended withdrawals because it believes that the Plan may have a cause of action against the Participant, as explained in subsection 13.9(h).

6.4      Manner of Distribution.

         (a) General. The distributable amount shall be paid in a single payment, except as otherwise provided in the remainder of this section. Distributions shall be in the form of cash except to the extent that an Account is invested in a fund containing primarily Company Stock, the distributee may elect to receive a distribution of whole shares of Company Stock. Fractional shares of Company Stock shall be converted to and paid in cash.

         (b) Partial Withdrawals and Installments. Withdrawals are available to Employees as specified in section 7.1 and to those Employees over 70 1/2 who are Five-Percent Owners, as described in paragraph 6.5(c)(ii). Annual installments are available to beneficiaries as described in subsection 6.5(e).

         (c) Grandfather Rules. Installments were a distribution option under the Plan until June 30, 2001. Annuities were a distribution option for some amounts that were transferred to this Plan before June 30, 2001. Any Account Owner who could receive a distribution before July 1, 2001 and who elected before July 1, 2001 to receive the distribution in the form of installments or an annuity shall receive the benefit so elected. An Account Owner who elected installments may elect to accelerate any or all remaining installment payments.

6.5      Time of Distribution.

         (a) Earliest Date of Distribution. Unless an earlier distribution is permitted by subsection (b) or required by subsection (c), the earliest date that a Participant may elect to receive a distribution is as follows.

         (b) Termination of Employment or Disability. A Participant may elect to receive a distribution as soon as practicable after he or she terminates employment or incurs a Disability.

         (c) During Employment. A Participant may not obtain a distribution while employed by the Company or an Affiliated Entity, except as provided in section 7.1 (relating to in-service withdrawals) and except as provided in paragraph 6.5(c)(ii) (relating to the minimum distributions required on and after a Five-Percent Owner's Required Beginning Date).

         (d) Compliance With Code Section 401(a)(14). Notwithstanding subsection (a), unless a Participant elects otherwise, his or her distribution shall commence no later than 60 days after the close of the latest of: (i) the Plan Year in which the Participant attains Normal Retirement Age; (ii) the Plan Year in which occurs the tenth anniversary of the year in which the Participant commenced participation in the Plan; and (iii) the Plan Year in which the Participant terminates employment with the Company and Affiliated Entities. If a Participant does not affirmatively elect a distribution, he or she shall be deemed to have elected to defer the distribution to a date later than that specified in the preceding sentence.

         (e)      Latest Date of Distribution.

                  (i) Former Employees. A Participant who is not an Employee shall receive a single payment of his distributable amount by his Required Beginning Date. If a Five-Percent Owner terminates employment after his or her Required Beginning Date, the Plan shall distribute the entire distributable amount to him or her as soon as administratively practicable after the termination of employment.

                  (ii) Current Employees. An Employee who is not a Five-Percent Owner is not required to receive any distributions under this subsection. An Employee who is a Five-Percent Owner shall receive annual distributions of at least the minimum amount required to be distributed pursuant to Code section 401(a)(9). A Five-Percent Owner may request that his or her first minimum required distribution be distributed in the calendar year preceding his or her Required Beginning Date; the Committee shall comply with this request if administrating practicable to do so.

         (f) Small Amounts. If the aggregate value of the nonforfeitable portion of a Participant's Accounts other than his Rollover Account is $5,000 or less on any date after the Participant ceases to be an Employee, then the Participant shall receive a single payment of the distributable amount as soon as practicable, provided that the aggregate value is $5,000 or less when the distribution is processed. The Committee may elect to check the value of the Participant's Accounts on an occasional (rather than a daily) basis, to determine whether to apply the provisions of this subsection.

         (g)      Distribution Upon Participant's Death.

                  (i) Small Accounts. If the aggregate cash value of the nonforfeitable portion of a Participant's Accounts is $5,000 or less at any time after the Participant's death and before any beneficiary elects to receive a distribution under this subsection, then the beneficiary or beneficiaries shall each receive a single payment of their share of each one's distributable amount as soon as administratively practicable, provided that the aggregate value is $5,000 or less when the distribution is processed. The Committee may elect to check the value of the Participant's Accounts on an occasional (rather than a daily) basis, to determine whether to apply the provisions of this paragraph.

                  (ii) Larger Accounts. If paragraph (i) does not apply, then each beneficiary may elect to have his or her distributable amount distributed in a single payment or in annual installments at any time after the Participant's death, within the following guidelines. No distribution shall be processed until the beneficiary's identity as a beneficiary is established. The entire distributable amount shall be distributed by the last day of the calendar year containing the fifth anniversary of the Participant's death. A beneficiary who has elected installments may elect to accelerate any or all remaining payments. If the Participant was a Five-Percent Owner who began to receive the minimum required distributions under paragraph (c)(ii), the distribution to each beneficiary must be made at least as rapidly as required by the method used to calculate the minimum required distributions that was in effect when the Five-Percent Owner died.

         (h) Alternate Payee. Distributions to an Alternate Payee shall be made in accordance with the provisions of the QDRO and pursuant to subsection 13.9.

         (i) 242(b) Elections. Notwithstanding the foregoing, distribution of a Participant's Account(s), including the Account(s) of a Participant who is a Key Employee in a top-heavy plan, may be made in accordance with all of the following rules (regardless of when such distribution commences):

                  (i) The distribution must be one that would not have disqualified the Plan under Code section 401(a)(9) prior to its amendment by the Tax Equity and Fiscal Responsibility Act of 1982.

                  (ii) The distribution must be in accordance with a method of distribution designated by the Participant whose interest in the Plan is being distributed, or if the Participant is deceased, by the designated beneficiary of such Participant.

                  (iii) The designation must have been in writing, signed by the Participant or designated beneficiary, and made before January 1, 1984.

                  (iv) The Participant must have accrued a benefit under the Plan as of December 31, 1983.

6.6      Direct Rollover Election.

         (a) General Rule. A Participant, an Alternate Payee who is the Spouse or former Spouse of the Participant, or a surviving Spouse of a deceased Participant (collectively, the "distributee") may direct the Trustee to pay all or any portion of his "eligible rollover distribution" to an "eligible retirement plan" in a "direct rollover." This direct rollover option is not available to other Account Owners (non-Spouse beneficiaries and Alternate Payees who are not the Spouse or former Spouse of the Participant). Within a reasonable period of time before an eligible rollover distribution, the Committee shall inform the distributee of this direct rollover option, the appropriate withholding rules, other rollover options, the options regarding income taxation, and any other information required by Code section 402(f). The distributee may waive the usual 30-day waiting period before receiving a distribution, and elect to receive his distribution as soon as administratively practicable after completing and filing his distribution election.

         (b) Definition of Eligible Rollover Distribution. An eligible rollover distribution is any distribution or in-service withdrawal other than (i) distributions required under Code section 401(a)(9), (ii) distributions of amounts that have already been subject to federal income tax (such as defaulted loans or after-tax voluntary contributions), other than a direct transfer to (A) another retirement plan that meets the requirements of Code sections 401(a) or 403(a), or (B) an individual retirement account or annuity described in Code section 408(a) or 408(b), (iii) installment payments in a series of substantially equal payments made at least annually and (A) made over a specified period of ten or more years, (B) made for the life or life expectancy of the distributee, or (C) made for the joint life or joint life expectancy of the distributee and his designated beneficiary,
                  (iv) a distribution to satisfy the limits of Code section 415 or 402(g), (v) a deemed distribution of a defaulted loan from this Plan, to the extent provided in the regulations, (vi) a distribution to satisfy the ADP or ACP tests, (vii) any other actual or deemed distribution specified in the regulations issued under Code section 402(c), or (viii) any hardship withdrawal by an Employee.

         (c) Definition of Eligible Retirement Plan. An eligible retirement plan is an individual retirement account or annuity described in Code section 408(a) or 408(b), an annuity plan described in Code section 403(a), an annuity contract described in Code section 403(b), an eligible plan under Code section 457(b) that is maintained by an eligible employer described in Code section 457(e)(1)(A) (which generally includes state and local governments), or the qualified trust of a defined contribution plan described in Code section 401(a), that accepts eligible rollover distributions.

         (d) Definition of Direct Rollover. A direct rollover is a payment by the Trustee to the eligible retirement plan specified by the distributee.

ARTICLE VII
WITHDRAWALS AND LOANS

7.1      In-Service Withdrawals.

         An Employee may withdraw amounts from his or her Account(s) only as provided in this section. An Employee may make withdrawals as follows.

         (a) Withdrawals for Employees Age 59 1/2 or Older. An Employee who has attained age 59 1/2 may at any time thereafter withdraw any portion of his or her Participant Before-Tax Contributions Account and any vested portion of his or her Company Contributions Account. The minimum withdrawal is $1,000 or the vested Account balance, whichever is less. Only two withdrawals are permitted during each Plan Year under this subsection. If the Employee is not fully vested in his or her Company Contributions Account at the time of a withdrawal under this subsection, the rules of subsection 5.3(c) shall be applied when determining the vested portion of the Company Contributions Account at any time thereafter.

         (b) Rollover Account. An Employee may withdraw all or any portion of his Rollover Account at any time. The minimum withdrawal is $1,000 or the Rollover Account balance, whichever is less. Only two withdrawals from the Rollover Account are permitted during each Plan Year.

         (c) Participant Before-Tax Contributions Account. An Employee may withdraw all or any portion of his or her Participant Before-Tax Contributions, provided that the Employee has an immediate and heavy financial need, as defined in paragraph
                  (i), the withdrawal is needed to satisfy the financial need, as explained in paragraph (ii), and the amount of the withdrawal does not exceed the limits in paragraph (iii).

                  (i) Financial Need. The following expenses constitute an immediate and heavy financial need: medical care of the Employee, the Employee's Spouse, or the Employee's dependents; costs associated with the purchase of a principal residence of the Employee; tuition, related educational fees, and room and board for the next 12 months of post-secondary education of the Employee, the Employee's Spouse, or the Employee's dependents; payments to prevent the Employee from being evicted from his or her principal residence; payments to prevent the mortgage on the Employee's principle residence from being foreclosed; and any other expenses specifically identified in Treasury Regulation section 1.401(k)-1(d)(2)(iv)(A), as amended. In addition, the Committee may determine, based on a review of all relevant facts and circumstances, that a particular expense or series of expenses of the Employee constitutes an immediate and heavy financial need.



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

                  (ii) Satisfaction of Need. The withdrawal is deemed to be needed to satisfy the Employee's financial need if
                           (A) the Employee has obtained all withdrawals and all non-taxable loans available from the Company's and any Affiliated Entities' qualified plans, and (B) for a period of at least 6 months from the date the Employee receives the withdrawal, he or she ceases to make Participant Before-Tax Contributions and elective contributions to all qualified and non-qualified plans maintained by the Company or any Affiliated Entity.

                  (iii) Maximum Withdrawal. An Employee may not withdraw more than the sum of the amount needed to satisfy his or her financial need and any taxes and penalties resulting from the withdrawal. An Employee may not withdraw any amount in excess of his or her Participant Before-Tax Contributions unless the Employee has attained age 59 1/2.

         (d)      Form of Payment of Withdrawal. Withdrawals under subsection
                  (c) shall be in cash. Withdrawals under subsections (a) and
                  (b) shall be in cash, except that any portion of a Participant's Accounts that is invested in Company Stock may, at the election of the Participant made at the time that notice of withdrawal is made to the Committee, be withdrawn in the form of whole shares of Company Stock.

         (e) Withdrawal Rules. An Employee may not withdraw any amount under this section that has been borrowed or that is subject to a QDRO. The Committee shall temporarily suspend or limit withdrawals under this section, as explained in section 13.9, when the Committee is informed that a QDRO affecting the Employee's Accounts is in process or may be in process. The Committee shall issue such rules as to the frequency of withdrawals, and withdrawal procedures, as it deems appropriate. The Committee may postpone the withdrawal until after the next Valuation Date. The Committee may have a special valuation of the Trust Fund performed before a withdrawal is permitted. The Plan may charge a fee for the withdrawal as well as a fee for having a special valuation performed, as determined by the Committee in its sole discretion.

7.2      Loans.

         The Committee is authorized, as one of the Plan fiduciaries responsible for investing Plan assets, to establish a loan program. The loan program shall become effective on the date determined by the Committee. The Committee shall administer the Plan's loan program in accordance with the following rules:

         (a) Availability. Loans are available only to Employees, Participants who are parties-in-interest (within the meaning of ERISA section 3(14)), and beneficiaries who are parties-in-interest (collectively referred to in this section as "Borrowers"). The Committee shall temporarily reduce the amount a Participant may borrow or temporarily prevent the Participant from borrowing when, as described in section 13.9, the Committee is informed that a QDRO affecting the Participant's Accounts is in process or may be in process. Loans shall be temporarily unavailable to a prospective Borrower while the Committee has suspended loans because the Committee believes that the Plan may have a cause of action against the Participant, as explained in subsection 13.9(h).

         (b) Number of Loans. A Borrower may have no more than one loan outstanding. The Committee may change the maximum number of outstanding loans allowed at any time.

         (c) Loan Amount. The Committee may establish a minimum loan amount of no more than $500. The Committee may require loans to be made in increments of no more than $100. The amount that a Borrower may borrow is subject to the following limits.

                  (i) A Borrower may not borrow more than (A) the aggregate Participant Before-Tax Contributions made by the relevant Participant, less any of such amounts previously withdrawn, plus (B) the balance in the Participant's Rollover Account.

                  (ii) At the time the loan from this Plan is made, the aggregate outstanding balance of all the Borrower's loans from all qualified plans maintained by the Company and Affiliated Entities, including the new loan from this Plan, shall not exceed 50% of the Borrower's vested interest in all qualified plans maintained by the Company and Affiliated Entities.

                  (iii) For purposes of this paragraph, the term "one-year maximum" means the largest aggregate outstanding balance, on any day in the one-year period ending on the day before the new loan from this Plan is obtained, of all loans to the Borrower from all qualified plans maintained by the Company and Affiliated Entities. For purposes of this paragraph, the term "existing loans" means the aggregate outstanding balance, on the day the new loan is made to the Borrower, of all loans to the Borrower from all qualified plans maintained by the Company and Affiliated Entities, excluding the new loan from this Plan. If the existing loans are greater than or equal to the one-year maximum, then the new loan from this Plan shall not exceed $50,000 minus the existing loans. If the existing loans are less than the one-year maximum, then the new loan from this Plan shall not exceed $50,000 minus the one-year maximum.

                           For purposes of applying the above limits, the vested portion of the Borrower's accounts under this Plan and all other plans maintained by the Company and Affiliated Entities shall be determined without regard to any accumulated deductible employee contributions (as defined in Code section 72(o)(5)(B)), and without regard to any amounts accrued while the Borrower was ineligible to obtain a loan (as described in subsection (a)). Notwithstanding the foregoing, the Committee may, in its sole discretion, establish lesser limits on the amounts that may be borrowed, which limits shall be applied in a non-discriminatory manner. The Committee shall temporarily reduce the amount a Participant may borrow or temporarily prevent the Participant from borrowing, as described in section 13.9, when the Committee is informed that a QDRO affecting the Participant's Accounts is in process or may be in process. No loan shall be made of amounts that are required to be distributed prior to the end of the term of the loan.

         (d) Interest. Each loan shall bear a reasonable rate of interest, which shall remain fixed for the duration of the loan. The Committee or its agent shall determine the reasonable rate of interest on the date the loan documents are prepared. The Committee shall have the authority to establish procedures from time to time for determining the rate of interest. In the absence of Committee action, the interest rate shall be equal to the prime lending rate, plus 1%, as published in the Wall Street Journal on the first day that such newspaper is published during the calendar quarter in which the loan documents are prepared.

         (e) Repayment. All loans shall be repaid, with interest, in substantially level amortized payments made not less frequently than quarterly. The maximum term for a loan is four years; the minimum term for a loan is one year. The Committee has the authority to decrease the minimum term for future loans and the authority to increase the maximum term for future loans to no more than five years. Loan repayments shall be accelerated, and all loans shall be payable in full on the date the Borrower separates from service (if the Borrower is an Employee), the date the Borrower becomes ineligible to borrow from the Plan under to subsection (a), and on any other date or any other contingency as determined by the Committee. If the Borrower is an Employee, loans shall be repaid through payroll withholding unless (i) the Employee is pre-paying his or her loan, in which case the pre-payment need not be through payroll withholding, or (ii) the Employee is on an unpaid leave of absence, in which case he or she may pay any installment by personal check. Partial pre-payments are accepted.

         (f) Default. A loan shall be in default if any installment is not paid by the end of the calendar quarter following the calendar quarter in which the installment was due. Upon default, the Committee may, in addition to all other remedies, apply the Borrower's Plan accounts toward payment of the loan; however, the Trustee may not exercise such right of set-off with respect to the Borrower's Participant Before-Tax Contributions Account until such account has become payable, pursuant to section 6.5 or 7.1.

         (g) Administration. A Borrower shall apply for a loan by completing the application procedures specified by the Committee. Until changed by the Committee, a Borrower shall apply for a loan by calling the Trustee and completing a voice application. The loan shall be processed in accordance with reasonable procedures adopted from time to time by the Committee. The Committee may impose a loan application fee, a loan origination fee, a loan pre-payment fee, and loan maintenance fees. All loans



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

                  shall be evidenced by a promissory note and shall be fully secured. No Borrower whose Plan accounts are so pledged may obtain distribution of any portion of the accounts that have been pledged. The rights of the Trustee under such pledge shall have priority over all claims of the Borrower, his or her beneficiaries, and creditors. Each loan shall be treated as a directed investment. Any increase or decrease in the net worth of the Trust Fund attributable to such loan shall be allocated solely to the Plan accounts of the Borrower.

ARTICLE VIII
ALLOCATION OF RESPONSIBILITIES - NAMED FIDUCIARIES

8.1      No Joint Fiduciary Responsibilities.

         The Trustee(s) and the Committee shall be the named fiduciaries under the Plan and Trust agreement and shall be the only named fiduciaries thereunder. The fiduciaries shall have only the responsibilities specifically allocated to them herein or in the Trust agreement. Such allocations are intended to be mutually exclusive and there shall be no sharing of fiduciary responsibilities. Whenever one named fiduciary is required by the Plan or Trust agreement to follow the directions of another named fiduciary, the two named fiduciaries shall not be deemed to have been assigned a shared responsibility, but the responsibility of the named fiduciary giving the directions shall be deemed his or her sole responsibility, and the responsibility of the named fiduciary receiving those directions shall be to follow them insofar as the instructions are on their face proper under applicable law.

8.2      The Company.

         The Company shall be responsible for: (a) making Company Contributions;
         (b) certifying to the Trustee the names and specimen signatures of the members of the Committee acting from time to time; (c) keeping accurate books and records with respect to its Employees and the appropriate components of each Employee's Compensation and furnishing such data to the Committee; (d) selecting agents and fiduciaries to operate and administer the Plan and Trust; (e) appointing an investment manager if it determines that one should be appointed; and (f) reviewing periodically the performance of such agents, managers, and fiduciaries.

8.3      The Trustee.

         The Trustee shall be responsible for: (a) the investment of the Trust Fund to the extent and in the manner provided in the Trust agreement;
         (b) the custody and preservation of Trust assets delivered to it; and
         (c) the payment of such amounts from the Trust Fund as the Committee shall direct.

8.4      The Committee - Plan Administrator.

         The Board of Directors of Apache (the "Board") shall appoint an administrative Committee consisting of no fewer than three individuals who may be, but need not be, Participants, officers, directors, or Employees of the Company. If the Board does not appoint a Committee, Apache shall act as the Committee under the Plan. The members of the Committee shall hold office at the pleasure of the Board and shall service without compensation. The Committee shall be the "Plan administrator" as defined in section 3(16)(A) of ERISA. It shall be responsible for establishing and implementing a funding policy consistent with the objectives of the Plan and with the requirements of ERISA. This responsibility shall include establishing (and revising as necessary) short-term and long-term goals and requirements pertaining to the financial condition of the Plan, communicating such goals and requirements to the persons responsible for the various aspects of the Plan operations, and monitoring periodically the implementation of such goals and requirements.



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

8.5      Committee to Construe Plan.

         (a) The Committee shall administer the Plan and shall have all discretion, power, and authority necessary for that purpose, including, but not by way of limitation, the full and absolute discretion and power to interpret the Plan, to determine the eligibility, status, and rights of all individuals under the Plan, and in general to decide any dispute and all questions arising in connection with the Plan. The Committee shall direct the Trustee concerning all distributions from the Trust Fund, in accordance with the provisions of the Plan, and shall have such other powers in the administration of the Trust Fund as may be conferred upon it by the Trust agreement. The Committee shall maintain all Plan records except records of the Trust Fund.

         (b) The Committee may adjust the Account(s) of any Participant, in order to correct errors and rectify omissions, in such manner as the Committee believes will best result in the equitable and nondiscriminatory administration of the Plan.

8.6      Organization of Committee.

         The Committee shall adopt such rules as it deems desirable for the conduct of its affairs and for the administration of the Plan. It may appoint agents (who need not be members of the Committee) to whom it may delegate such powers as it deems appropriate, except that any dispute shall be determined by the Committee. The Committee may make its determinations with or without meetings. It may authorize one or more of its members or agents to sign instructions, notices and determinations on its behalf. The action of a majority of the Committee shall constitute the action of the Committee.

8.7      Interested Committee Members.

         If a Committee decision or action affects a small number of Participants including a Committee member, then such Committee member shall not participate in the Committee decision or action. The action of a majority of the disinterested Committee members shall constitute the action of the Committee.

8.8      Agent for Process.

         Apache's Vice President, General Counsel, and Secretary shall be the agents of the Plan for service of all process.

8.9      Indemnification of Committee Members.

         The Company shall indemnify and hold the members of the Committee, and each of them, harmless from the effects and consequences of their acts, omissions, and conduct in their official capacities, except to the extent that the effects and consequences thereof shall result from their own willful misconduct, breach of good faith, or gross negligence in the performance of their duties. The foregoing right of indemnification shall not be exclusive of the rights to which each such member may be entitled as a matter of law.

8.10     Conclusiveness of Action.

         Any action taken by the Committee on matters within the discretion of the Committee shall be conclusive, final and binding upon all participants in the Plan and upon all persons claiming any rights hereunder, including alternate payees and beneficiaries.

8.11     Payment of Expenses.

         The members of the Committee shall serve without compensation but their reasonable expenses shall be paid by the Company. The compensation or fees of accountants, counsel, and other specialists and any other costs of administering the Plan or Trust Fund may be charged to the Trust Fund, to the extent permissible under the provisions of ERISA.

ARTICLE IX
TRUST AGREEMENT - INVESTMENTS

9.1      Trust Agreement.

         Apache has entered into a Trust agreement to provide for the holding, investment, and administration of the funds of the Plan. The Trust agreement shall be part of the Plan, and the rights and duties of any individual under the Plan shall be subject to all terms and provisions of the Trust agreement.

9.2      Expenses of Trust.

         (a) Except as provided in subsection (b) below, (i) all taxes upon or in respect of the Trust shall be paid by the Trustee out of the Trust assets, and all expenses of administering the Plan and Trust shall be paid out of the Trust assets, to the extent permitted by law and to the extent such taxes and expenses are not paid by the Company or the Account Owner, and (ii) the Committee shall have full discretion to determine how to allocate taxes and expenses among Accounts. No fiduciary shall receive any compensation for services rendered to the Plan if the fiduciary is being compensated on a full time basis by the Company.

         (b) To the extent not paid by the Company, all expenses of individually directed transactions in Trust assets, including without limitation the Trustee's transaction fee, brokerage commissions, transfer taxes, interest on insurance policy loans, and any taxes and penalties that may be imposed as a result of an individual's investment direction, shall be assessed against the Account(s) of the Account Owner directing such transactions.

9.3      Investments.

         (a) Section 404(c) Plan. The Plan is intended to be a plan described in ERISA section 404(c). To the extent that an Account Owner exercises control over the investment of his or her Accounts, no person who is a fiduciary shall be liable for any loss, or by reason of any breach, that is the direct and necessary result of the Account Owner's exercise of control.

         (b) Directed Investments. Accounts shall be invested, upon the written or telephone voice-response direction of each Account Owner, in any one or more of a series of investment funds designated by the Committee from time to time. One or more such funds may, at the sole discretion of the Committee, consist of shares of Company Stock. If so directed by Account Owners, up to 100% of the Accounts under the Plan may be invested in Company Stock. The funds available for investment and the principal features thereof, including a general description of the investment objectives, the risk and return characteristics, and the type and diversification of the investment portfolio of each fund, shall be communicated to the Account Owners in the Plan from time to time. Any changes in such funds shall be immediately communicated to all Account Owners.

         (c) Absence of Directions. To the extent that an Account Owner fails to affirmatively direct the investment of his or her Accounts, the Committee shall direct the Trustee in writing concerning the investment of such Accounts. The Committee shall act by majority vote. Any dissenting member of the Committee shall, having registered his or her dissent in writing, thereafter cooperate to the extent necessary to implement the decision of the Committee.

         (d) Change in Investment Directions. Account Owners may change their investment directions, with respect to the investment of new contributions and with respect to the investment of existing amounts allocated to Accounts, on any business day. The Committee shall establish procedures for giving investment directions, which shall be in writing and communicated to Account Owners.

ARTICLE X
TERMINATION AND AMENDMENT

10.1     Termination of Plan or Discontinuance of Contributions.

         Apache expects to continue the Plan indefinitely, but the continuance of the Plan and the payment of contributions are not assumed as contractual obligations. Apache may terminate the Plan or discontinue contributions at any time. Upon the termination of the Plan or the complete discontinuance of contributions, each Participant's Accounts shall become fully vested. Upon the partial termination of the Plan, the Accounts of all affected Participants shall become fully vested. The only Participants who are affected by a partial termination are those whose employment with the Company or Affiliated Entity is terminated as a result of the corporate event causing the partial termination; Employees terminated for cause and those who leave voluntarily are not affected by a partial termination.

10.2     Allocations upon Termination or Discontinuance of Company
         Contributions.

         Upon the termination or partial termination of the Plan or upon the complete discontinuance of contributions, the Committee shall promptly notify the Trustee of such termination or discontinuance. The Trustee shall then determine, in the manner prescribed in section 4.2, the net worth of the Trust Fund as of the close of the last business day of the calendar month in which such notice was received by the Trustee. The Trustee shall advise the Committee of any increase or decrease in such net worth that has occurred since the preceding Valuation Date. After crediting to the Participant Before-Tax Contributions Account of each Participant any amount contributed since the preceding Valuation Date, the Committee shall thereupon allocate, in the manner described in section 4.3, among the remaining Plan Accounts, in the manner described in Articles III, IV and V, any Company Contributions or forfeitures occurring since the preceding Valuation Date.

10.3     Procedure Upon Termination of Plan or Discontinuance of Contributions.

         If the Plan has been terminated or partially terminated, or if a complete discontinuance of contributions to the Plan has occurred, then after the allocations required under section 10.2 have been completed, the Trustee shall distribute or transfer the Account(s) of affected Employees as follows.

         (a) Participant Before-Tax Contributions Accounts. If the Company or Affiliated Entity maintains or establishes another defined contribution plan (other than an employee stock ownership plan defined in Code section 4975(e)(7)), then no amount in a Participant Before-Tax Contributions Account may be distributed to any Employee who has not yet attained age 59 1/2.

         (b)      Other Rules.

                  (i) If the affected Employee's Account(s) have an aggregate value of $5,000 or less (calculated in accordance with applicable Treasury regulations), then the Trustee shall distribute the Employee's Account(s) (except, if subsection (a) applies, the Participant Before-Tax Contributions Account) to the Employee in a lump sum (other than an annuity).

                  (ii) If the affected Employee's Account(s) have an aggregate value of more than $5,000 (calculated in accordance with applicable Treasury regulations), and if the Company or an Affiliated Entity does not maintain another defined contribution plan (other than an employee stock ownership plan within the meaning of Code section 4975(e)(7)), then the Trustee shall distribute the Employee's Account(s) to the Employee in a lump sum (other than an annuity).

                  (iii) If the affected Employee's Account(s) have an aggregate value of more than $5,000 (calculated in accordance with applicable Treasury regulations), and if the Company or an Affiliated Entity maintains another defined contribution plan (other than an employee stock ownership plan within the meaning of Code section 4975(e)(7)), then the Trustee shall transfer the Employee's Account(s) to the other plan unless the Employee consents to an immediate distribution of such Account(s)

                           (except, if subsection (a) applies, for the Participant Before-Tax Contributions Account) in a lump sum (other than an annuity).

         (c) Any distribution or transfer made pursuant to this section may be in cash, in shares of Company Stock to the extent a Participant's Accounts are invested in Company Stock, or partly in cash and partly in shares of Company Stock. After all such distributions or transfers have been made, the Trustee shall be discharged from all obligation under the Trust; no Participant or beneficiary who has received any such distribution, or for whom any such transfer has been made, shall have any further right or claim under the Plan or Trust.

10.4     Amendment by Apache.

         Apache may at any time amend the Plan in any respect, without prior notice, subject to the following limitations. No amendment shall be made that would have the effect of vesting in the Company any part of the Trust Fund or of diverting any part of the Trust Fund to purposes other than for the exclusive benefit of Account Owners. The rights of any Account Owner with respect to contributions previously made shall not be adversely affected by any amendment. No amendment shall reduce or restrict, either directly or indirectly, the accrued benefit (within the meaning of Code section 411(d)(6)) provided that any Account Owner before the amendment, except as permitted by the Internal Revenue Service.

         If the vesting schedule is amended, each Participant with at least three Years of Service may elect, within the period specified in the following sentence after the adoption of the amendment, to have his or her nonforfeitable percentage computed under the Plan without regard to such amendment. The period during which the election may be made shall commence with the date the amendment is adopted and shall end on the latest of: (a) 60 days after the amendment is adopted; (b) 60 days after the amendment becomes effective; or (c) 60 days after the Participant is issued written notice of the amendment by the Company or Committee. Furthermore, no amendment shall decrease the nonforfeitable percentage, measured as of the later of the date the amendment is adopted or effective, of any Account Owner's Accounts.

         Each amendment shall be in writing. Each amendment shall be approved by Apache's Board of Directors (the "Board") or by an officer of Apache who is authorized by the Board to amend the Plan. Each amendment shall be executed by an officer of Apache to whom the Board has delegated the authority to execute the amendment.

ARTICLE XI
PLAN ADOPTION BY AFFILIATED ENTITIES

11.1     Adoption of Plan.

         Apache may permit any Affiliated Entity to adopt the Plan and Trust for its Employees. Thereafter, such Affiliated Entity shall deliver to the Trustee a certified copy of the resolutions or other documents evidencing its adoption of the Plan and Trust. The Employees of the Affiliated Entity adopting the Plan shall not be eligible to invest their Accounts in Company Stock until compliance with the applicable registration and reporting requirements of the securities laws.

11.2     Agent of Affiliated Entity.

         By becoming a party to the Plan, each Affiliated Entity appoints Apache as its agent with authority to act for the Affiliated Entity in all transactions in which Apache believes such agency will facilitate the administration of the Plan. Apache shall have the sole authority to amend and terminate the Plan.

11.3     Disaffiliation and Withdrawal from Plan.

         (a) Disaffiliation. Any Affiliated Entity that has adopted the Plan and thereafter ceases for any reason to be an Affiliated Entity shall forthwith cease to be a party to the Plan.

         (b) Withdrawal. Any Affiliated Entity may, by appropriate action and written notice thereof to Apache, provide for the discontinuance of its participation in the Plan. Such withdrawal from the Plan shall not be effective until the end of the Plan Year.

11.4     Effect of Disaffiliation or Withdrawal.

         If at the time of disaffiliation or withdrawal, the disaffiliating or withdrawing entity, by appropriate action, adopts a substantially identical plan that provides for direct transfers from this Plan, then, as to employees of such entity, no plan termination shall have occurred; the new plan shall be deemed a continuation of this Plan for such employees. In such case, the Trustee shall transfer to the trustee of the new plan all of the assets held for the benefit of employees of the disaffiliating or withdrawing entity, and no forfeitures or acceleration of vesting shall occur solely by reason of such action. Such payment shall operate as a complete discharge of the Trustee, and of all organizations except the disaffiliating or withdrawing entity, of all obligations under this Plan to employees of the disaffiliating or withdrawing entity and to their beneficiaries. A new plan shall not be deemed substantially identical to this Plan if it provides slower vesting than this Plan. Nothing in this section shall authorize the divesting of any vested portion of a Participant's Account(s).

11.5     Distribution Upon Disaffiliation or Withdrawal.

         (a) Disaffiliation. If an entity disaffiliates from Apache and the provisions of section 11.4 are not followed, then the following rules apply to the Account(s) of employees of the disaffiliating entity.

                  (i) If the disaffiliating entity maintains a defined contribution plan (other than an employee stock ownership plan within the meaning of Code section 4975(e)(7)), then the Trustee shall transfer the Employee's Account(s) to the other plan, if the other plan so allows, unless the employee consents to an immediate distribution in a lump sum (other than an annuity) of the vested portion of his or her Account(s). If the other plan does not permit a transfer of Accounts, then the employee may retain his or her Accounts in this Plan until the employee consents to a distribution pursuant to Article VI. Notwithstanding the preceding sentences, an employee may not consent to an immediate distribution from his or her Participant Before-Tax Contributions Account unless he or she has attained age 59 1/2.

                  (ii) If the disaffiliating entity does not maintain a defined contribution plan (other than an employee stock ownership plan within the meaning of Code section 4975(e)(7)), then the Trustee shall distribute the vested portion of the employee's Account(s) to the employee in a lump sum (other than an annuity), upon the consent of the employee. If the employee does not consent to an immediate distribution, then distribution may only be made according to Article VI.

         (b) Withdrawal. If an Affiliated Entity withdraws from the Plan and the provisions of section 11.4 are not followed, then the following rules apply to the Account(s) of Employees of the withdrawing entity.

                  (i) If the withdrawing entity maintains a defined contribution plan that accepts transfers from this Plan, then the Employee may transfer his or her Account(s) from this Plan to such plan. No forfeitures or acceleration of vesting shall occur solely by reason of such transfer.

                  (ii) If the withdrawing entity does not maintain a defined contribution plan that accepts transfers from this Plan, then the Employee's Account(s) shall remain in this Plan.

         (c) Any distribution or transfer made pursuant to this section may be in cash, in shares of Company Stock, or partly in cash and partly in shares of Company Stock. After such distribution or transfer has been made, no Participant or beneficiary who has received any such distribution, or for whom any such transfer has been made, shall have any further right or claim under the Plan or Trust.

ARTICLE XII
TOP-HEAVY PROVISIONS

12.1     Application of Top-Heavy Provisions.

         The provisions of this Article XII shall be applicable only if the Plan becomes "top-heavy" as defined below for any Plan Year beginning after December 31, 1983. If the Plan becomes "top-heavy" as of the Determination Date for a Plan Year, the provisions of this Article XII shall apply to the Plan effective as of the first day of such Plan Year and shall continue to apply to the Plan until the Plan ceases to be "top-heavy" or until the Plan is terminated or otherwise amended.

12.2     Determination of Top-Heavy Status.

         The Plan shall be considered "top-heavy" for a Plan Year if, as of the Determination Date for that Plan Year, the aggregate of the Account balances (as calculated according to the regulations under Code section
         416) of Key Employees under this Plan (and under all other plans required or permitted to be aggregated with this Plan) exceeds 60% of the aggregate of the Account balances (as calculated according to the regulations under Code section 416) in this Plan (and under all other plans required or permitted to be aggregated with this Plan) of all current Employees and all former Employees who terminated employment within one year of the Determination Date. This ratio shall be referred to as the "top-heavy ratio". For purposes of determining the account balance of any Participant, (a) the balance shall be determined as of the Determination Date, (b) the balance shall also include any distributions to the Participant during the one-year period ending on the Determination Date, and (c) the balance shall also include, for distributions made for a reason other than separation from service or death or disability, any distributions to the Participant during the five-year period ending on the Determination Date. This shall also apply to distributions under a terminated plan that, if it had not been terminated, would have been required to be included in an aggregation group. The Account balances of a Participant who had once been a Key Employee, but who is not a Key Employee during the Plan Year, shall not be taken into account. The following plans must be aggregated with this Plan for the top-heavy test: (a) a qualified plan maintained by the Company or an Affiliated Entity in which a Key Employee participated during this Plan Year or during the previous four Plan Years and (b) any other qualified plan maintained by the Company or an Affiliated Entity that enables this Plan or any plan described in clause (a) to meet the requirements of Code sections 401(a)(4) or 410. The following plans may be aggregated with this Plan for the top-heavy test: any qualified plan maintained by the Company or an Affiliated Entity that, in combination with the Plan or any plan required to be aggregated with this Plan when testing this Plan for top-heaviness, would satisfy the requirements of Code sections 401(a)(4) and 410. If one or more of the plans required or permitted to be aggregated with this Plan is a defined benefit plan, a Participant's "account balance" shall equal the present value of the Participant's accrued benefit. If the aggregation group includes more than one defined benefit plan, the same actuarial assumptions shall be used with respect to each such defined benefit plan. The foregoing top-heavy ratio shall be computed in accordance with the provisions of Code section 416(g), together with the regulations and rulings thereunder.

12.3     Special Vesting Rule.

         Unless section 5.1 provides for faster vesting, the amount credited to the Participant's Company Contributions Account shall vest in accordance with the following schedule during any top-heavy Plan Year:

       Completed Years of Service            Vesting Percentage
       --------------------------            ------------------
              fewer than 2                           20%
                   3                                 40%
                   4                                 60%
                   5                                 80%
               6 or more                            100%

12.4     Special Minimum Contribution.

         Notwithstanding the provisions of section 3.1 and Article IV to the contrary, in every top-heavy Plan Year, a minimum allocation is required for each Non-Key Employee who both (a) performed one or more Hours of Service during the Plan Year as a Covered Employee after satisfying any eligibility requirement of section 2.1, and (b) was an Employee on the last day of the Plan Year. The minimum allocation shall be a percentage of each Non-Key Employee's Compensation. The percentage shall be the lesser of 3% or the largest percentage obtained for any Key Employee by dividing his or her Annual Additions (to this Plan and any other plan aggregated with this Plan) for the Plan Year by his or her Compensation for the Plan Year. If the Participant participates in both this Plan and the Apache Corporation Money Purchase Retirement Plan, then the Participant's minimum allocation shall be provided in the Apache Corporation Money Purchase Retirement Plan. If this minimum allocation is not otherwise satisfied for any Non-Key Employee, the Company shall contribute the additional amount needed to satisfy this requirement to such Non-Key Employee's Company Contributions Account.

12.5     Change in Top-Heavy Status.

         If the Plan ceases to be a "top-heavy" plan as defined in this Article XII, and if any change in the benefit structure, vesting schedule, or other component of a Participant's accrued benefit occurs as a result of such change in top-heavy status, the nonforfeitable portion of each Participant's benefit attributable to Company Contributions shall not be decreased as a result of such change. In addition, each Participant with at least three Years of Service with the Company and Affiliated Entities on the date of such change, may elect to have the nonforfeitable percentage computed under the Plan without regard to such change in status. The period during which the election may be made shall commence on the date the Plan ceases to be a top-heavy plan and shall end on the later of (a) 60 days after the change in status occurs, (b) 60 days after the change in status becomes effective, or
         (c) 60 days after the Participant is issued written notice of the change by the Company or the Committee.

ARTICLE XIII
MISCELLANEOUS

13.1     RIGHT TO DISMISS EMPLOYEES - NO EMPLOYMENT CONTRACT.

         THE COMPANY AND AFFILIATED ENTITIES MAY TERMINATE THE EMPLOYMENT OF ANY EMPLOYEE AS FREELY AND WITH THE SAME EFFECT AS IF THIS PLAN WERE NOT IN EXISTENCE. PARTICIPATION IN THIS PLAN BY AN EMPLOYEE SHALL NOT CONSTITUTE AN EXPRESS OR IMPLIED CONTRACT OF EMPLOYMENT BETWEEN THE COMPANY OR AN AFFILIATED ENTITY AND THE EMPLOYEE.

13.2     Claims Procedure.

         (a) All claims shall be filed by the Participant, the Participant's beneficiary, or the authorized representative of the claimant, by completing any procedures that the Committee requires. These procedures shall be reasonable and may include the completion of forms and the submission of documents and additional information.

         (b) The Committee shall review all materials and shall decide whether to approve or deny the claim. If a claim is denied in whole or in part, written notice of denial shall be furnished by the Committee to the claimant within 90 days after the receipt of the claim by the Committee, unless special circumstances require an extension of time for processing the claim, in which event notification of the extension shall be provided to the claimant and the extension shall not exceed 90 days. The written notice shall set forth the specific reasons for such denial, specific reference to pertinent Plan provisions, a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, all written in a manner calculated to be understood by the claimant. The notice shall include appropriate information as to the steps taken if the claimant wishes to submit the denied claim for review. The claimant may request a review upon written application, may review pertinent documents, and may submit issues or comments in writing. The claimant must request a review within the reasonable period of time prescribed by the Committee. In no event shall such a period of time be less than 60 days. The Committee shall decide all reviews of denied claims. A decision on review shall be rendered within 60 days of the receipt of request for review by the Committee. If special circumstances require a further extension of time for processing, a decision shall be rendered not later than 120 days following the Committee's receipt of the request for review. If such an extension of time for review is required, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. The Committee's decision on review shall be furnished to the claimant. Such decision shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, as well as specific references to the pertinent Plan provisions on which the decision is based.

         (c) The Committee shall have total discretionary authority to determine eligibility, status, and the rights of all individuals under the Plan and to construe any and all terms of the Plan.

13.3     Source of Benefits.

         All benefits payable under the Plan shall be paid solely from the Trust Fund, and the Company and Affiliated Entities assume no liability or responsibility therefor.

13.4     Exclusive Benefit of Employees.

         It is the intention of the Company that no part of the Trust, other than as provided in sections 3.3, 9.2, and 13.9 hereof and the Trust Agreement, ever to be used for or diverted for purposes other than for the exclusive benefit of Participants, Alternate Payees, and their beneficiaries, and that this Plan shall be construed to follow the spirit and intent of the Code and ERISA.

13.5     Forms of Notices.

         Wherever provision is made in the Plan for the filing of any notice, election, or designation by a Participant, Spouse, Alternate Payee, or beneficiary, the action of such individual may be evidenced by the execution of such form as the Committee may prescribe for the purpose. The Committee may also prescribe alternate methods for filing any notice, election, or designation (such as telephone voice-response or e-mail).

13.6     Failure of Any Other Entity to Qualify.

         If any entity adopts this Plan but fails to obtain or retain the qualification of the Plan under the applicable provisions of the Code, such entity shall withdraw from this Plan upon a determination by the Internal Revenue Service that it has failed to obtain or retain such qualification. Within 30 days after the date of such determination, the assets of the Trust Fund held for the benefit of the Employees of such entity shall be separately accounted for and disposed of in accordance with the Plan and Trust.

13.7     Notice of Adoption of the Plan.

         The Company shall provide each of its Employees with notice of the adoption of this Plan, notice of any amendments to the Plan, and notice of the salient provisions of the Plan prior to the end of the first Plan Year. A complete copy of the Plan shall also be made available for inspection by Employees or any other individual with an Account balance under the Plan.

13.8     Plan Merger.

         If this Plan is merged or consolidated with, or its assets or liabilities are transferred to, any other qualified plan of deferred compensation, each Participant shall be entitled to receive a benefit immediately after the merger, consolidation, or transfer that is equal to or greater than the benefit the Participant would have been entitled to receive immediately before the merger, consolidation, or transfer if this Plan had then been terminated.

13.9     Inalienability of Benefits - Domestic Relations Orders.

         (a) Except as provided in section 7.2, relating to Plan loans, subsection 6.1(c) relating to disclaimers, and subsections (b) and (g) below, no Account Owner shall have any right to assign, alienate, transfer, or encumber his or her interest in any benefits under this Plan, nor shall such benefits be subject to any legal process to levy upon or attach the same for payment of any claim against any such Account Owner.

         (b) Subsection (a) shall apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a Domestic Relations Order unless such Domestic Relations Order is a QDRO, in which case the Plan shall make payment of benefits in accordance with the applicable requirements of any such QDRO.

         (c) In order to be a QDRO, the Domestic Relations Order must satisfy the requirements of Code section 414(p) and ERISA section 206(d)(3). In particular, the Domestic Relations
                  Order: (i) must specify the name and the last known mailing address of the Participant; (ii) must specify the name and mailing address of each Alternate Payee covered by the order;
                  (iii) must specify either the amount or percentage of the Participant's benefits to be paid by the Plan to each such Alternate Payee, or the manner in which such amount or percentage is to be determined; (iv) must specify the number of payments or period to which such order applies; (v) must specify each plan to which such order applies; (vi) may not require the Plan to provide any type or form of benefit, or any option, not otherwise provided under the Plan, subject to the provisions of subsection (f); (vii) may not require the Plan to provide increased benefits (determined on the basis of actuarial value); and (viii) may not require the payment of benefits to an Alternate Payee if such benefits have already been designated to be paid to another Alternate Payee under another order previously determined to be a QDRO.

         (d) In the case of any payment before an Employee has separated from service, a Domestic Relations Order shall not be treated as failing to meet the requirements of subsection (c) solely because such order requires that payment of benefits be made to an Alternate Payee (i) on or after the dates specified in subsection (f), (ii) as if the Employee had retired on the date on which such payment is to begin under such order (but taking into account only the Account balance on such date), and (iii) in any form in which such benefits may be paid under the Plan to the Employee. For purposes of this subsection, the Account balance as of the date specified in the QDRO shall be the vested portion of the Employee's Account(s) on such date.

         (e) The Committee shall establish reasonable procedures to determine the qualified status of Domestic Relations Orders and to administer distributions under QDROs. Such procedures shall be in writing and shall permit an Alternate Payee to designate a representative to receive copies of notices. The Committee shall temporarily prevent the Participant from borrowing from his or her Accounts and shall temporarily suspend distributions and withdrawals from the Participant's Accounts, except to the extent necessary to make the required minimum distributions under Code section 401(a)(9), when the Committee receives a Domestic Relations Order or a draft of such an order that affects the Participant's Accounts or when one or the following individuals informs the Committee, orally or in writing, that a QDRO is in process or may be in process: the Participant, a prospective Alternate Payee, or counsel for the Participant or a prospective Alternate Payee. The Committee shall promulgate reasonable and non-discriminatory rules regarding such suspensions, including but not limited to how long such suspensions remain in effect. However, the Participant may borrow such amounts from the Plan, subject to the limits of section 7.2, and the Participant may receive such distributions and withdrawals from the Plan, subject to the rules of Articles VI and VII, as are consented to in writing by all prospective Alternate Payees identified in the Domestic Relations Order or, in the absence of a Domestic Relations Order, as are consented to in writing by the prospective Alternate Payee(s) who informed the Committee that a QDRO was in process or may be in process. When the Committee receives a Domestic Relations Order it shall promptly notify the Participant and each Alternate Payee of such receipt and provide them with copies of the Plan's procedures for determining the qualified status of the order. Within a reasonable period after receipt of a Domestic Relations Order, the Committee shall determine whether such order is a QDRO and notify the Participant and each Alternate Payee of such determination. During any period in which the issue of whether a Domestic Relations Order is a QDRO is being determined (by the Committee, by a court of competent jurisdiction, or otherwise), the Committee shall separately account for the amounts payable to the Alternate Payee if the order is determined to be a QDRO. If the order (or modification thereof) is determined to be a QDRO within 18 months after the date the first payment would have been required by such order, the Committee shall pay the amounts separately accounted for (plus any interest thereon) to the individual(s) entitled thereto. However, if the Committee determines that the order is not a QDRO, or if the issue as to whether such order is a QDRO has not been resolved within 18 months after the date of the first payment would have been required by such order, then the Committee shall pay the amounts separately accounted for (plus any interest thereon) to the individual(s) who would have been entitled to such amounts if there had been no order. Any determination that an order is a QDRO that is made after the close of the 18-month period shall be applied prospectively only. If the Plan's fiduciaries act in accordance with fiduciary provision of ERISA in treating a Domestic Relations Order as being (or not being) a QDRO or in taking action in accordance with this subsection, then the Plan's obligation to the Participant and each Alternate Payee shall be discharged to the extent of any payment made pursuant to the acts of such fiduciaries.

         (f)      The Alternate Payee shall have the following rights under the
                  Plan:

                  (i) Single Payment. The only form of payment available to an Alternate Payee is a single payment of the distributable amount (measured at the time the payment is processed). If the Alternate Payee is awarded more than the distributable amount, the Alternate Payee shall initially receive a distribution of the distributable amount, with additional payments made as soon as administratively convenient after more of the amount awarded to the Alternate Payee becomes distributable.

                  (ii) Timing of Distribution. Subject to the limits imposed by this paragraph, the Alternate Payee may choose (or the QDRO may specify) the date of the distribution. If the value of the nonforfeitable portion of an Alternate Payee's Account (ignoring any portion of the Participant's Rollover Account that was assigned to the Alternate Payee) is $5,000 or less, the Alternate Payee shall receive a single payment of the distributable amount as soon as practicable (without the Alternate Payee's consent), provided that the value is $5,000 or less when the distribution is processed. Otherwise, the distribution to the Alternate Payee may occur at any time after the Committee determines that the Domestic Relations Order is a QDRO and before the Participant's Required Beginning Date (unless the order is determined to be a QDRO after the Participant's Required Beginning Date, in which case the distribution to the Alternate Payee shall be made as soon as administratively practicable after the order is determined to be a
                           QDRO).

                  (iii) Death of Alternate Payee. The Alternate Payee may designate one or more beneficiaries, as specified in section 6.1. When the Alternate Payee dies, the Alternate Payee's beneficiary shall receive a complete distribution of the distributable amount in a single payment as soon as administratively convenient.

                  (iv) Investing. An Alternate Payee may direct the investment of his Account pursuant to section 9.3.

                  (v) Claims. The Alternate Payee may bring claims against the Plan pursuant to section 13.2.

         (g) Subsection (a) shall not apply to any offset of a Participant's benefits against an amount that the Participant is ordered or required to pay to the Plan if the following conditions are met.

                  (i) The order or requirement to pay must arise (A) under a judgment of conviction for a crime involving the Plan, (B) under a civil judgment (including a consent order or decree) entered by a court in an action brought in connection with a violation (or alleged violation) of part 4 of subtitle B of title I of ERISA, or (iii) pursuant to a settlement agreement between the Secretary of Labor and the Participant, or a settlement agreement between the Pension Benefit Guaranty Corporation and the Participant, in connection with a violation (or alleged violation) of part 4 of subtitle B of title I of ERISA by a fiduciary or any other person.

                  (ii) The judgment, order, decree, or settlement agreement must expressly provide for the offset of all or part of the amount ordered or required to be paid to the Plan against the Participant's benefits provided under the Plan.

                  (iii) To the extent that the survivor annuity requirements of Code section 401(a)(11) apply with respect to distributions from the Plan to the Participant, if the Participant is married at the time at which the offset is to be made, (A) either the Participant's Spouse must have already waived his or her right to a qualified preretirement survivor annuity and a qualified joint and survivor annuity or the Participant's Spouse must consent in writing to such offset with such consent witnessed by a notary public or representative of the Plan (or it is established to the satisfaction of a Plan representative that such consent may not be obtained by reason of circumstances described in Code section 417(a)(2)(B)), or (B) the Participant's Spouse is ordered or required in such judgment, order, decree, or settlement to pay an amount to the Plan in connection with a violation of part 4 of subtitle B of title I of ERISA, or (C) in such judgment, order, decree, or settlement, the Participant's Spouse retains the right to receive a survivor annuity under a qualified joint and survivor annuity pursuant to Code section 401(a)(11)(A)(i) and under a qualified preretirement survivor annuity provided pursuant to Code section 401(a)(11)(A)(ii). The value of the Spouse's survivor annuity in subparagraph (C) shall be determined as if the Participant terminated employment on the date of the offset, there was no offset, the Plan permitted commencement of benefits only on or after Normal Retirement Age, the Plan provided only the "minimum-required qualified joint and survivor annuity," and the amount of the qualified preretirement survivor annuity under the Plan is equal to the amount of the survivor annuity payable under the "minimum-required qualified joint and survivor annuity." For purposes of this paragraph only, the "minimum-required qualified joint and survivor annuity" is the qualified joint and survivor annuity which is the actuarial equivalent of the Participant's accrued benefit (within the meaning of Code section 411(a)(7)) and under which the survivor annuity is 50% of the amount of the annuity which is payable during the joint lives of the Participant and his or her Spouse.

         (h) The Committee shall temporarily prevent the Account Owner from borrowing from his or her Accounts and shall temporarily suspend distributions and withdrawals from his or her Accounts, except to the extent necessary to make the required minimum distributions under Code section 401(a)(9), when the Committee has reason to believe that the Plan may be entitled to an offset of the Participant's benefits described in subsection (g). The Committee shall promulgate reasonable and non-discriminatory rules regarding such suspensions, including but not limited to how long such suspensions remain in effect.

13.10    Payments Due Minors or Incapacitated Individuals.

         If any individual entitled to payment under the Plan is a minor, the Committee shall cause the payment to be made to the custodian or representative who, under the state law of the minor's domicile, is authorized to receive funds on behalf of the minor. If any individual entitled to payment under this Plan has been legally adjudicated to be mentally incompetent or incapacitated, the Committee shall cause the payment to be made to the custodian or representative who, under the state law of the incapacitated individual's domicile, is authorized to receive funds on behalf of the incapacitated individual. Payments made pursuant to such power shall operate as a complete discharge of the Trust Fund, the Trustee, and the Committee.

13.11    Uniformity of Application.

         The provisions of this Plan shall be applied in a uniform and non-discriminatory manner in accordance with rules adopted by the Committee, which rules shall be systematically followed and consistently applied so that all individuals similarly situated shall be treated alike.

13.12    Disposition of Unclaimed Payments.

         Each Participant, Alternate Payee, or beneficiary with an Account balance in this Plan must file with the Committee from time to time in writing his or her address, the address of each beneficiary (if applicable), and each change of address. Any communication, statement, or notice addressed to such individual at the last address filed with the Committee (or if no address is filed with the Committee then at the last address as shown on the Company's records) will be binding on such individual for all purposes of the Plan. Neither the Committee nor the Trustee shall be required to search for or locate any missing individual. If the Committee notifies an individual that he or she is entitled to a distribution and also notifies him or her that a failure to respond may result in a forfeiture of benefits, and the individual fails to claim his or her benefits under the Plan or make his or her address known to the Committee within a reasonable period of time after the notification, then the benefits under the Plan of such individual shall be forfeited. Any amount forfeited pursuant to this section shall be allocated pursuant to section 5.5. If the individual should later make a claim for this forfeited amount, the Company shall, if the Plan is still in existence, make a special contribution to the Plan equal to the forfeiture, and such amount shall be distributed to the individual; if the Plan is not then in existence, the Company shall pay the amount of the forfeiture to the individual.

13.13    Applicable Law.

         This Plan shall be construed and regulated by ERISA, the Code, and, unless otherwise specified herein and to the extent applicable, the laws of the State of Texas, excluding any conflicts-of-law provisions.

ARTICLE XIV
MATTERS AFFECTING COMPANY STOCK

14.1     Voting, Etc.

         The shares of Company Stock in Accounts, whether or not vested, may be voted by the Account Owner to the same extent as if duly registered in the Account Owner's name. The Trustee or its nominee in which the shares are registered shall vote the shares solely as agent of the Account Owner and in accordance with the instructions of the Account Owner. If no instructions are received, the Trustee shall vote the shares of company Stock for which it has received no voting instructions in the same proportions as the Account Owners affirmatively directed their shares of Company Stock to be voted unless the Trustee determines that a pro rata vote would be inconsistent with its fiduciary duties under ERISA. If the Trustee makes such a determination, the Trustee shall vote the Company Stock as it determines to be consistent with its fiduciary duties under ERISA. Each Account Owner who has Company Stock allocated to his or her Accounts shall direct the Trustee concerning the tender (as provided below) and the exercise of any other rights appurtenant to the Company Stock. The Trustee shall follow the directions of the Account Owner with respect to the tender.

14.2     Notices.

         Apache shall cause to be mailed or delivered to each Account Owner copies of all notices and other communications sent to the Apache shareholders at the same times so mailed or delivered by Apache to its other shareholders.

14.3     Retention/Sale of Company Stock and Other Securities.

         The Trustee is authorized and directed to retain the Company Stock and any other Apache securities acquired by the Trust except as follows:

         (a) In the normal course of Plan administration, the Trustee shall sell Company Stock to satisfy Plan administration and distribution requirements as directed by the Committee or in accordance with provisions of the Plan specifically authorizing such sales.

         (b) In the event of a transaction involving the Company Stock evidenced by the filing of Schedule 14D-1 with the Securities and Exchange Commission ("SEC") or any other similar transaction by which any person or entity seeks to acquire beneficial ownership of 50% or more of the shares of Company Stock outstanding and authorized to be issued from time to time under Apache's articles of incorporation ("tender offer"), the Trustee shall sell, convey, or transfer Company Stock pursuant to written instructions of Account Owners delivered to the Trustee in accordance with the following sections 14.4 through 14.15. For purposes of such provisions, the term "filing date" means the date relevant documents concerning a tender offer are filed with the SEC or, if such filing is not required, the date the Trustee receives actual notice that a tender offer has commenced.

         (c) If Apache makes any distribution of Apache securities with respect to the shares of Company Stock held in the Plan, other than additional shares of Company Stock (any such securities are hereafter referred to as "stock rights"), the Trustee shall sell, convey, transfer, or exercise such stock rights pursuant to written instructions of Account Owners delivered to the Trustee in accordance with the following sections of this Article.

14.4     Tender Offers.

         (a) Allocated Stock. In the event of any tender offer, each Account Owner shall have the right to instruct the Trustee to tender any or all shares of Company Stock, whether or not vested, that are allocated to his or her Accounts under the Plan on or before the filing date. The Trustee shall follow the instructions of the Account Owner. The Trustee shall not tender any Company Stock for which no instructions are received.

         (b) Unallocated Stock. The Trustee shall tender all shares of Company Stock that are not allocated to Accounts in the same proportion as the Account Owners directed the tender of Company Stock allocated to their Accounts unless the Trustee determines that a pro rata tender would be inconsistent with its fiduciary duties under ERISA. If the Trustee makes such a determination, the Trustee shall tender or not tender the unallocated Company Stock as it determines to be consistent with its fiduciary duties under ERISA.

         (c) Suspension of Share Purchases. In the event of a tender offer, the Trustee shall suspend all purchases of Company Stock pursuant to the Plan unless the Committee otherwise directs. Until the termination of such tender offer and pending such Committee direction, the Trustee shall invest available cash pursuant to the applicable provisions of the Plan and the Trust Agreement.

         (d) Temporary Suspension of Certain Cash Distributions. Notwithstanding anything in the Plan to the contrary, no option to receive cash in lieu of Company Stock shall be honored during the pendency of a tender offer unless the Committee otherwise directs.

14.5     Stock Rights.

         (a) General. If Apache makes a distribution of stock rights with respect to the Company Stock held in the Plan and if the stock rights become exercisable or transferable (the date on which the stock rights become exercisable or transferable shall be referred to as the "exercise date"), each Account Owner shall determine whether to exercise the stock rights, sell the stock rights, or hold the stock rights allocated to his or her Accounts. The provisions of this section shall apply to all stock rights received with respect to Company Stock held in Accounts, whether or not the Company Stock with respect to which the stock rights were issued are vested.

         (b) Independent Fiduciary. The Independent Fiduciary provided for in this section 14.15 below shall act with respect to the stock rights. All Account Owner directions concerning the exercise or disposition of the stock rights shall be given to the Independent Fiduciary, who shall have the sole responsibility of assuring that the Account Owners' directions are followed.

         (c) Exercise of Stock Rights. If, on or after the exercise date, an Account Owner wishes to exercise all or a portion of the stock rights allocated to his or her Accounts, the Independent Fiduciary shall follow the Account Owner's direction to the extent that there is cash or other liquid assets available in his or her Accounts to exercise the stock rights. Notwithstanding any other provision of the Plan, each Account Owner who has stock rights allocated to his or her Accounts shall have a period of five business days following the exercise date in which he or she may give instructions to the Committee to liquidate any of the assets held in his or her Accounts (except shares of Company Stock or assets such as guaranteed investment contracts or similar investments), but only if he or she does not have sufficient cash or other liquid assets in his or her Accounts to exercise the stock rights. The liquidation of any necessary investments pursuant to an Account Owner's direction shall be accomplished as soon as reasonably practicable, taking into account any timing restrictions with respect to the investment funds involved. The cash obtained shall be used to exercise the stock rights, as the Account Owner directs. Any cash that is not so used shall be invested in a cash equivalent until the next date on which the Account Owner may change his or her investment directions under the Plan.

         (d) Sale of Stock Rights. On and after the exercise date, the Independent Fiduciary shall sell all or a portion of the stock rights allocated to Accounts, as the Account Owner shall direct.

14.6     Other Rights Appurtenant to the Company Stock.

         If there are any rights appurtenant to the Company Stock, other than voting, tender, or stock rights, each Account Owner shall exercise or take other appropriate action concerning such rights with respect to the Company Stock, whether or not vested, that is allocated to their Accounts in the same manner as the other holders of the Company Stock, by giving written instructions to the Trustee. The Trustee shall follow all such instructions, but shall take no action with respect to allocated Company Stock for which no instructions are received. The Trustee shall exercise or take other appropriate action concerning any such rights appurtenant to unallocated Company Stock.

14.7     Information to Trustee.

         Promptly after the filing date, the exercise date, or any other event that requires action with respect to the Company Stock, the Committee shall deliver or cause to be delivered to the Trustee or the Independent Fiduciary, as appropriate, a list of the names and addresses of Account Owners showing (i) the number of shares of Company Stock allocated to each Account Owner's Accounts under the Plan, (ii) each Account Owner's pro rata portion of any unallocated Company Stock, and (iii) each Account Owner's share of any stock rights distributed by Apache. The Committee shall date and certify the accuracy of such information, and such information shall be updated periodically by the Committee to reflect changes in the shares of Company Stock and other assets allocated to Accounts.

14.8     Information to Account Owners.

         The Trustee or the Independent Fiduciary, as appropriate, shall distribute and/or make available to each affected Account Owner the following materials:

         (a) A copy of the description of the terms and conditions of any tender offer filed with the SEC on Schedule 14D-1, or any similar materials if such filing is not required, any material distributed to shareholders generally with respect to the stock rights, and any proxy statements and any other material distributed to shareholders generally with respect to any action to be taken with respect to the Company Stock.

         (b) If requested by Apache, a statement from Apache's management setting forth its position with respect to a tender offer that is filed with the SEC on Schedule 14D-9 and/or a communication from Apache given pursuant to 17 C.F.R. 240.14d-9(e), as amended.

         (c) An instruction form prepared by Apache and approved by the Trustee or the Independent Fiduciary, to be used by an Account Owner who wishes to instruct the Trustee to tender Company Stock in response to the tender offer, to instruct the Independent Fiduciary to sell or exercise stock rights, or to instruct the Trustee or Independent Fiduciary with respect to any other action to be taken with respect to the Company Stock. The instruction form shall state that (i) if the Account Owner fails to return an instruction form to the Trustee by the indicated deadline, the Trustee will not tender any shares of Company Stock the Account Owner is otherwise entitled to tender, (ii) the Independent Fiduciary will not sell or exercise any right allocated to the Account except upon the written direction of the Account Owner, (iii) the Trustee or Independent Fiduciary will not take any other action that the Account Owner could have directed, and (iv) Apache acknowledges and agrees to honor the confidentiality of the Account Owner's directions to the Trustee.

         (d) Such additional material or information as the Trustee or the Independent Fiduciary may consider necessary to assist the Account Owner in making an informed decision and in completing or delivering the instruction form (and any amendments thereto) to the Trustee or the Fiduciary on a timely basis.

14.9     Expenses.

         The Trustee and the Independent Fiduciary shall have the right to require payment in advance by Apache and the party making the tender offer of all reasonably anticipated expenses of the Trustee and the Independent Fiduciary, respectively, in connection with the distribution of information to and the processing of instructions received from Account Owners.

14.10    Former Account Owners.

         Apache shall furnish former Account Owners who have received distributions of Company Stock so recently as to not be shareholders of record with the information furnished pursuant to section 14.8. The Trustee and the Independent Fiduciary are hereby authorized to take action with respect to the Company Stock distributed to such former Account Owners in accordance with appropriate instructions from them. If the Trustee does not receive appropriate instructions, it shall take no action with respect to the distributed Company Stock.

14.11    No Recommendations.

         Neither the Committee, the Committee Fiduciary, the Trustee, nor the Independent Fiduciary shall express any opinion or give any advice or recommendation to any Account Owner concerning voting the Company Stock, any tender offer, stock rights, or the exercise of any other rights appurtenant to the Company Stock, nor shall they have any authority or responsibility to do so. Neither the Trustee nor the Independent Fiduciary has any duty to monitor or police the party making a tender offer or Apache in promoting or resisting a tender offer; provided, however, that if the Trustee or the Independent Fiduciary becomes aware of activity that on its face reasonably appears to the Trustee or Independent Fiduciary to be materially false, misleading, or coercive, the Trustee or the Independent Fiduciary, as the case may be, shall promptly demand that the offending party take appropriate corrective action. If the offending party fails or refuses to take appropriate corrective action, the Trustee or the Independent Fiduciary, as the case may be, shall communicate with affected Account Owners in such manner as it deems advisable.

14.12    Trustee to Follow Instructions.

         (a) So long as the Trustee and the Independent Fiduciary, as the case may be, have determined that the Plan is in compliance with ERISA section 404(c), the Trustee or the Independent Fiduciary shall tender, deal with stock rights, and act with respect to any other rights appurtenant to the Company Stock, pursuant to the terms and conditions of the particular transaction or event, and in accordance with instructions received from Account Owners. Except for voting, the Trustee or the Independent Fiduciary shall take no action with respect to Company Stock, stock rights, or other appurtenant rights for which no instructions are received, and such Company Stock, stock rights, or other appurtenant rights shall be treated like all other Company Stock, stock rights, or other appurtenant rights for which no instructions are received. The Trustee, or if an Independent Fiduciary has been appointed, the Independent Fiduciary, shall vote the allocated Company Stock that an Account Owner does not vote as specified in section 14.1.

         (b) If the Trustee or Independent Fiduciary determines that the Plan does not satisfy the requirements of ERISA section 404(c), the Trustee or Independent Fiduciary shall follow the instructions of the Account Owner with respect to voting, tender, stock rights, or other rights appurtenant to the Company Stock unless the Trustee or Independent Fiduciary determines that to do so would be inconsistent with its fiduciary duties under ERISA. In such case, the Trustee or the Independent Fiduciary shall take such action as it determines to be consistent with its fiduciary duties under ERISA.

14.13    Confidentiality.

         (a) The Committee shall designate one of its members (the "Committee Fiduciary") to receive investment directions and to transmit such directions to the Trustee or Independent Fiduciary, as the case may be. The Committee Fiduciary shall also receive all Account Owner instructions concerning voting, tender, stock rights, and other rights appurtenant to the Company Stock. The Committee Fiduciary shall communicate the instructions to the Trustee or the Fiduciary, as appropriate.

         (b) Neither the Committee Fiduciary, the Trustee, nor the Independent Fiduciary shall reveal or release any instructions received from Account Owners concerning the Company Stock to Apache, an Affiliated Entity, or the officers, directors, employees, agents, or representatives of Apache and Affiliated Entities, except to the extent necessary to comply with Federal or state law not preempted by ERISA. If disclosure is required by Federal or state law, the information shall be disclosed to the extent possible in the aggregate rather than on an individual basis.

         (c) The Committee Fiduciary shall be responsible for reviewing the confidentiality procedures from time to time to determine their adequacy. The Committee Fiduciary shall ensure that the confidentiality procedures are followed. The Committee Fiduciary shall also ensure that the Independent Fiduciary provided for in section 14.15 is appointed.

         (d) Apache, with the Trustee's cooperation, shall take such action as is necessary to maintain the confidentiality of Account records including, without limitation, establishment of security systems and procedures which restrict access to Account records and retention of an independent agent to maintain such records. If an independent recordkeeping agent is retained, such agent must agree, as a condition of its retention by Apache, not to disclose the composition of any Accounts to Apache, an Affiliated Entity or an officer, director, employee, or representative of Apache or an Affiliated Entity.

         (e) Apache acknowledges and agrees to honor the confidentiality of the Account Owners' instructions to the Committee Fiduciary, the Trustee, and the Independent Fiduciary. If Apache, by it own act or omission, breaches the confidentiality of Account Owner instructions, Apache agrees to indemnify and hold harmless the Committee Fiduciary, the Trustee, or the Independent Fiduciary, as the case may be, against and from all liabilities, claims and demands, damages, costs, and expenses, including reasonable attorneys' fees, that the Committee Fiduciary, the Trustee, or the Independent Fiduciary may incur as a result thereof.

14.14    Investment of Proceeds.

         If Company Stock or the rights are sold pursuant to the tender offer or the provisions of the rights, the proceeds of such sale shall be invested in accordance with the provisions of the Plan and the Trust Agreement.

14.15    Independent Fiduciary.

         Apache shall appoint a fiduciary (the "Independent Fiduciary") to act solely with respect to the Company Stock in situations which the Committee Fiduciary determines involve a potential for undue influence by Apache in connection with the Company Stock and the exercise of any rights appurtenant to the Company Stock. If the Committee Fiduciary so determines, it shall give written notice to the Independent Fiduciary, which shall have sole responsibility for assuring that Account Owners receive the information necessary to make informed decisions concerning the Company Stock, are free from undue influence or coercion, and that their instructions are followed to the extent proper under ERISA. The Independent Fiduciary shall act until it receives written notice to the contrary from the Committee Fiduciary.

14.16    Method of Communications.

         Several provisions in this Article specify that various communications to or from an Account Owner must be in writing. The Committee, the Committee Fiduciary, the Independent Fiduciary, the Company, and the Trustee, as appropriate, shall each have full authority to treat other forms of communication, such as electronic mail or telephone voice-response, as satisfying any "written" requirement specified in this Article, but only to the extent permitted by the IRS, the Department of Labor, and the Securities Exchange Commission, as appropriate.

ARTICLE XV
UNIFORMED SERVICES EMPLOYMENT AND REEMPLOYMENT RIGHTS ACT OF 1994

15.1     General.

         (a) The Uniformed Services Employment and Reemployment Rights Act of 1994 (the "USERRA"), which is codified at 38 USCA Sections 4301-4318, confers certain rights on individuals who leave civilian employment to perform certain services in the Armed Forces, the National Guard, the commissioned corps of the Public Health Service, or in any other category designated by the President of the United States in time of war or emergency (collectively, the "Uniformed Services"). An Employee who joins the Uniformed Services shall be referred to as a "Serviceman" in this Article. This Article shall be interpreted to provide such individuals with all the benefits required by the USERRA but no greater benefits than those required by the USERRA. This Article shall supersede any contrary provisions in the remainder of the Plan.

         (b) When a Serviceman leaves the Uniformed Services, he or she may have reemployment rights with the Company or Affiliated Entities, depending on many factors, including the length of his or her stay in the Uniformed Services and the type of discharge he or she received. When this Article speaks of the date a Serviceman's potential USERRA reemployment rights expire, it means the date on which the Serviceman fails to qualify for reemployment rights (if, for example, he or she is dishonorably discharged, or remains in the Uniformed Services for more than 5 years) or, if the Serviceman obtains reemployment rights, the date his or her reemployment rights lapse because the Serviceman failed to timely exercise those rights.

15.2     While a Serviceman.

         In general, a Serviceman shall be treated as an Employee while he or she continues to receive wages from the Company or an Affiliated Entity, and once the Serviceman's wages from the Company or Affiliated Entity cease, the Serviceman shall be treated as if he or she were on an approved, unpaid leave of absence.

         (a) Participant Before-Tax Contributions. For purposes of making Participant Before-Tax Contributions under section 3.2, if the Serviceman was a Covered Employee when he or she became a Serviceman, he or she shall continue to be treated as a Covered Employee while he or she continues to receive wages from the Company. As a consequence, (i) if he or she was a Covered Employee who had satisfied the requirements of Article II when he or she became a Serviceman, he or she may continue to make

                  Participant Before-Tax Contributions from his or her wages from the Company, and (ii) if he or she had not satisfied the requirements of section 2.1 when he or she became a Serviceman, his or her service in the Uniformed Services shall be treated as service with the Company in determining when he or she will be able to begin making Participant Before-Tax Contributions under section 2.1, and if his or her wages from the Company continue beyond that eligibility date, the Serviceman may begin to make Participant Before-Tax Contributions on such date. A Serviceman may change his or her rate of contributions in the same manner as an Employee. A Serviceman's Participant Before-Tax Contributions shall cease when his or her wages from the Company cease.

         (b) Company Contributions. Wages paid by the Company to a Serviceman shall be included in his or her Compensation as if the Serviceman were an Employee. A Serviceman's Participant Before-Tax Contributions shall be matched according to the formula in paragraph 3.1(b)(i). If the Employee was a Covered Employee when he or she became a Serviceman and his or her wages continue through the last business day of a Plan Year, then (i) the Serviceman shall be treated as an "eligible Participant" under subsection 3.1(a) for that Plan Year (and shall therefore receive an allocation of any Company Discretionary Contribution); (ii) the Serviceman shall be treated as an "eligible Participant" under paragraph 3.1(b)(ii) for that Plan Year (and shall therefore receive an allocation of any additional match provided under such paragraph); (iii) if he or she was a Non-Highly Compensated Employee when he or she became a Serviceman, he or she shall be eligible to receive an allocation of any QNECs provided under subsection 3.7(c); and (iv) he or she shall be treated as an Employee under subsection 12.4(a) (and, if he or she is a Non-Key Employee, he or she shall therefore receive any minimum required allocation if the Plan is top-heavy).

         (c) Investments. If the Serviceman has an account balance in the Plan, he or she is an Account Owner and may therefore direct the investment of his or her Accounts pursuant to section 9.3 and Article XIV.

         (d) Loans. For purposes of borrowing from the Plan under section 7.2, a Serviceman shall be treated as an Employee until the day on which his or her potential USERRA reemployment rights expire. If a Serviceman with an outstanding loan continues to receive wages from the Company or an Affiliated Entity after joining the Uniformed Services, his or her loan payments shall continue to be deducted from those wages. Once the Serviceman's wages cease, his or her loan payments shall be suspended until the earlier of (i) his or her reemployment with the Company or an Affiliated Entity or (ii) the day on which his or her potential USERRA reemployment rights expire. The Serviceman may repay all or part of his or her loan at any time during the suspension. During the payment suspension, interest shall accrue on the unpaid balance of the loan. See subsections 15.3(b) and 15.4(c) for the resumption of loan payments for a reemployed Serviceman, and subsection 15.3(a) for the timing of the loan's default if the Serviceman is not reemployed.

         (e)      Distributions and Withdrawals. For purposes of Article VI and section 7.1 (relating to distributions and in-service withdrawals), the Serviceman shall be treated as an Employee until the day on which his or her potential USERRA reemployment rights expire. See section 15.3 once his or her potential USERRA rights expire.

         (f) QDROs. QDROs shall be processed while the Participant is a Serviceman. The Committee has the discretion to establish special procedures under subsection 13.9(e) for Servicemen, by, for example, extending the usual deadlines to accommodate any practical difficulties encountered by the Serviceman that are attributable to his or her service in the Uniformed Services.

         (g) Rollovers. If the Serviceman was a Covered Employee when he or she became a Serviceman, the Serviceman may make Rollover Contributions pursuant to subsection 3.2(d) until the day on which his or her potential USERRA reemployment rights expire.

15.3     Failure to Return.

         (a) If a Serviceman is not reemployed before his or her potential USERRA reemployment rights expire, the Committee shall determine his or her Termination from Service Date by treating his or her service in the

                  Uniformed Services as an approved leave of absence but treating the expiration of his or her potential USERRA reemployment rights as the failure to timely return from his or her leave of absence, with the consequence that his or her Termination from Service Date will generally be the date his or her potential USERRA rights expired. Once his or her Termination from Service Date has been determined, the Committee shall determine his or her vested percentage. For purposes of Article VI and section 7.1 (relating to distributions), the day the Serviceman's potential USERRA reemployment rights expired shall be treated as the day he or she terminated employment with the Company and Affiliated Entities. For purposes of subsection 5.2(d) (relating to the timing of forfeitures), the Serviceman's last day of employment shall be the day his or her potential USERRA reemployment rights expired. If the Serviceman has an outstanding loan from this Plan when his or her potential USERRA reemployment rights expire, his or her loan shall go into default on the last day of the calendar quarter after the calendar quarter in which his or her potential USERRA reemployment rights expired, unless, before the loan goes into default, he or she repays the loan or is rehired pursuant to subsection (b).

         (b) If the Company or an Affiliated Company hires a former Serviceman after his or her potential USERRA reemployment rights have expired, he or she shall be treated like any other former employee who is rehired. If he or she had an outstanding loan and is reemployed before the loan goes into default pursuant to subsection (a), his or her loan payments shall be recalculated and the Company or Affiliated Entity shall immediately resume withholding the revised loan payments from his or her pay. The term of the loan when payments resume shall be equal to the remaining term of the loan when payments were suspended.

15.4     Return From Uniformed Service.

         This section applies solely to a Serviceman who returns to employment with the Company or an Affiliated Entity because he or she exercised his or her reemployment rights under the USERRA.

         (a) Credit for Service. A Serviceman's length of time in the Uniformed Services shall be treated as service with the Company for purposes of vesting and determining his or her eligibility to participate in the Plan upon reemployment.

         (b) Participation. If the Serviceman satisfies the eligibility requirements of section 2.1 before his or her reemployment, and he or she is a Covered Employee upon his or her reemployment, he or she may participate in the Plan immediately upon his or her return.

         (c) Loans. If the Serviceman's loan payments were suspended under subsection 15.2(d) during his or her time in the Uniformed Services, his or her loan payments shall be recalculated and the Company or Affiliated Entity shall immediately resume withholding the revised loan payments from his or her pay. The term of the loan when payments resume shall be equal to the remaining term of the loan when payments were suspended.

         (d) Make-Up Before-Tax Contributions. In addition to his or her regular Participant Before-Tax Contributions, a returning Serviceman shall be permitted to make additional contributions up to the amount of Participant Before-Tax Contributions he or she could have made if, instead of becoming a Serviceman, he or she had remained employed by the Company or Affiliated Entity and been paid his or her Deemed Compensation during that time. See subsection (h) for guidance on applying the various limits contained in the Code to the calculation of the maximum additional contribution the returning Serviceman may make. Such additional contributions may only be made within a period that begins on his or her reemployment date and whose duration is the lesser of five years or three times his or her length of time in the Uniformed Services. The additional contributions shall be withheld from his or her Compensation pursuant to the Serviceman's election. The Committee shall establish administrative procedures for such elections. The additional contributions shall be allocated to Participant Before-Tax Contributions Accounts.

         (e) Make-Up Match. For each additional contribution that the Serviceman contributes pursuant to subsection (d), the Company shall promptly contribute to his or her Accounts an additional matching



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

                  contribution. The additional matching contribution shall be equal to the Company Matching Contribution (including forfeitures treated as Company Matching Contributions) that he or she would have received if (i) his or her additional contributions were Participant Before-Tax Contributions made during his or her time in the Uniformed Services, and (ii) he or she was paid his or her Deemed Compensation during his or her time in the Uniformed Services. The Serviceman's additional contributions shall be spread over the pay periods in which they could have occurred in such a way as to maximize the additional matching contribution. See subsection (h) for guidance on applying the various limits contained in the Code to the calculation of the additional matching contribution. The additional matching contribution shall be allocated to the Participant's Company Contributions Account unless the additional matching contribution would have been designated a QMAC, in which case it shall be allocated to his or her Participant Before-Tax Contributions Account.

         (f) Make-Up Company Discretionary Contribution. The Company shall contribute an additional contribution to a Serviceman's Accounts equal to the Company Discretionary Contribution (including any forfeitures treated as Company Discretionary Contributions) that would have been allocated to such Accounts if the Serviceman had remained employed during his or her time in the Uniformed Services, and had earned his or her Deemed Compensation during that time. See subsection (h) for guidance on applying the various limits contained in the Code to the calculation of the additional discretionary contribution. The additional discretionary contribution shall be allocated to the Participant's Company Contributions Account unless the additional discretionary contribution would have been designated a QNEC, in which case it shall be allocated to his or her Participant Before-Tax Contributions Account.

         (g) Make-Up Miscellaneous Contributions. The Company shall contribute to the Serviceman's Accounts any QNECs that the Serviceman would have received pursuant to subsection 3.7(c), and any top-heavy minimum contribution he or she would have received pursuant to section 12.4, (including any forfeitures treated as QNECs or top-heavy minimum contributions) if he or she had remained employed during his or her time in the Uniformed Services, and had earned Deemed Compensation during that time. See subsection (h) for guidance on applying the various limits contained in the Code to the calculation of the QNECs and top-heavy minimum contribution. These additional top-heavy minimum contributions shall be allocated to Company Contributions Accounts. The additional QNECs shall be allocated to Participant Before-Tax Contributions Accounts.

         (h)      Application of Limitations.

                  (i)      The make-up contributions under subsections (d), (e),
                           (f), and (g) (the "Make-Up Contributions") shall be ignored for purposes of determining the Company's maximum contribution under subsection 3.1(d), the limits on Participant Before-Tax Contributions under paragraph 3.2(a)(ii), the limits on Annual Additions under section 3.4, the ADP test of section 3.5, the ACP test of section 3.6, the non-discrimination requirements of Code section 401(a)(4), and (if the Serviceman is a Key Employee) calculating the minimum required top-heavy contribution under section 12.4.

                  (ii) In order to determine the maximum Make-Up Contributions, the following limitations shall apply.

                           (A) The Serviceman's "Aggregate Compensation" for each year shall be calculated. His or her Aggregate Compensation shall be equal to his or her actual Compensation, plus his or her Deemed Compensation that would have been paid during that year. Each type of Aggregate Compensation (for benefit purposes, deferral purposes, etc.) shall be determined separately.

                           (B) The Serviceman's Aggregate Compensation each Plan Year shall be limited to the dollar limit in effect for that Plan Year under Code section 401(a)(17), for the purposes and in the manner specified in subsection 1.14(f).

                           (C) The limits of subsection 3.1(d) (relating to the maximum contribution by the Company to the Plan) for each Plan Year shall be calculated by using the Serviceman's Aggregate Compensation for that Plan Year, and by treating the Make-Up Contributions that are attributable to that Plan Year's Deemed Compensation as having been made during that Plan Year.

                           (D) The limits of paragraph 3.2(a)(ii) (relating to the maximum 401(k) Contributions) and paragraph 3.2(b)(ii) (relating to the maximum Catch-Up Contributions) for each calendar year shall be calculated by treating as 401(k) and Catch-Up Contributions his or her additional contributions pursuant to subsection (d) that are attributable to that calendar year's Deemed Compensation.

                           (E) The limits of section 3.4 (relating to the maximum Annual Additions to a Participant's Accounts) shall be calculated for each Limitation Year by using the Serviceman's Aggregate Compensation for that Limitation Year, and by treating as Annual Additions all the Make-Up Contributions that are attributable to that Limitation Year's Deemed Compensation.

                           (F)      The Serviceman's maximum Make-Up
                                    Contributions shall not be limited by the results of the Plan's ADP test or ACP test for any Plan Year in which the Serviceman has Deemed Compensation, even if the Serviceman is treated as a Highly Compensated Employee (using his or her Aggregate Compensation) for that Plan Year.

                  (i) Deemed Compensation. A Serviceman's Deemed Compensation is the Compensation that he or she would have received (including raises) had he or she remained employed by the Company or Affiliated Entity during his or her time in the Uniformed Services, unless it is not reasonably certain what his or her Compensation would have been, in which case his or her Deemed Compensation shall be based on his or her average rate of compensation during the 12 months (or, if shorter, his or her period of employment with the Company and Affiliated Entities) immediately before he or she entered the Uniformed Services. A Serviceman's Deemed Compensation shall be reduced by any Compensation actually paid to him or her during his or her time in the Uniformed Services (such as vacation pay). Deemed Compensation shall cease when the Serviceman's potential USERRA reemployment rights expire. Each type of Deemed Compensation (for benefit purposes, deferral purposes, etc.) shall be determined separately.


                                       APACHE CORPORATION



Date: 10/21/02                         By: /s/ Jeffrey M. Bender
      -----------------------              -------------------------------------

                                       Title: Vice President - Human Resources
                                              ----------------------------------

                                   APPENDIX A

                             PARTICIPATING COMPANIES

The following Affiliated Entities were actively participating in the Plan as of the following dates:

                                                     Participation                          Participation
               Business                               Began As Of                            Ended As Of
               --------                              -------------                          -------------
Apache International, Inc.                        September 22, 1987                             N/A

Apache Energy Resources  Corporation                January 1, 1994                       December 31, 1995
(Known as Hadson Energy Resources
Corporation before January 1, 1995)

Apache Canada Ltd.                                   May 17, 1995                                N/A




                             -- END OF APPENDIX A --

                                   APPENDIX B

                       HADSON ENERGY RESOURCES CORPORATION

                                  INTRODUCTION

Apache acquired Hadson Energy Resources Corporation ("HERC") as of November 12, 1993. HERC and its wholly owned subsidiary, Hadson Energy Limited ("HEL"), maintained the Hadson Energy Resources Corporation Employee 401(k) Plan (the "HERC Plan"), a profit sharing plan containing a cash or deferred arrangement. The HERC Plan was terminated as of December 31, 1993, and amounts were transferred from the HERC Plan to this Plan.

The transferred amounts that are subject to the distribution restrictions of Code section 401(k) shall be placed in the Participant Before-Tax Contributions Accounts. Any remaining transferred amounts that represent after-tax contributions, rollovers, or the associated investment earnings shall be placed in the Rollover Account. All remaining transferred amounts shall be placed in the Company Contributions Account.



                             -- END OF APPENDIX B --

                                   APPENDIX C

                             CORPORATE TRANSACTIONS

Over the years, Apache and its Affiliated Entities have engaged in numerous corporate transactions, both acquisitions and sales. This Appendix contains any special provisions that apply to employees affected by the corporate transaction, including both those who become Employees and those who cease to be Employees.

                                      SALES

For an Employee who transferred to Natural Gas Clearinghouse ("NGC") pursuant to the terms of the Employee Benefits Agreement effective April 1, 1990 between Apache and NGC, a Period of Service shall be calculated by treating as employment with Apache any period(s) of employment after April 1, 1990 with NGC or any business that is then treated as a single employer with NGC pursuant to Code section 414(b), 414(c), 414(m), or 414(o).

Employees terminated in connection with the summer 1995 sale of certain properties to Citation 1994 Investment Limited Partnership are fully vested in their Plan Accounts as of September 1, 1995.

An Employee who transferred to Producers Energy Marketing LLC ("ProEnergy") in the first half of 1996 is fully vested in his or her Plan Accounts as of the date of transfer. If such an individual becomes an Employee again, all new contributions to his or her Plan Accounts shall vest according to the regular rules.

                                  ACQUISITIONS

A Period of Service for vesting purposes for a New Employee (listed below) shall be determined by treating all periods of employment with the Former Employer Controlled Group as periods of employment with Apache. The "Former Employer Controlled Group" means the Former Employer (listed below), its predecessor company/ies, and any business while such business was treated as a single employer with the Former Employer or predecessor company pursuant to Code section 414(b), 414(c), 414(m), or 414(o).





                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

The following individuals are "New Employees" and the following companies are "Former Employers":

          Former Employer                                             New Employees
          ---------------                                             -------------
Hadson Energy Resources Corporation                All individuals employed by HERC or HEL on
("HERC") and Hadson Energy Limited                 November 12, 1993.
("HEL")

Crystal Oil Company ("Crystal")                    All individuals hired from Crystal or related companies
                                                   within a week of the closing date on an asset purchase
                                                   that was originally scheduled to close on December 31,
                                                   1994.

Texaco Exploration & Production, Inc.              All individuals hired from TEPI or Inc. ("TEPI") related
                                                   companies in late February and early March 1995 in
                                                   connection with an acquisition of assets from TEPI.

The Phoenix Resource Companies, Inc.               All individuals hired by Apache in 1996 who were
("Phoenix")                                        Phoenix employees on May 20, 1996.

Crescendo Resources, L.P. ("Crescendo")            All individuals hired from April 30, 2000 through
                                                   June 1, 2000 from Crescendo and related companies in
                                                   connection with an April 30, 2000 asset acquisition from
                                                   Crescendo.

Collins & Ware ("C&W") and Longhorn                All individuals hired from C&W and Longhorn and
Disposal, Inc. ("Longhorn")                        related companies in connection with a May 23, 2000
                                                   asset acquisition from C&W and Longhorn.

Occidental Petroleum Corporation ("Oxy")           All individuals hired from Oxy and related companies in
                                                   connection with an August 2000 asset acquisition from
                                                   an Oxy subsidiary.



                              --END OF APPENDIX C--

                                   APPENDIX D

                   DEKALB ENERGY COMPANY / APACHE CANADA LTD.

                                  INTRODUCTION

Through a merger effective as of May 17, 1995, Apache then held 100% of the stock of DEKALB Energy Company (which has been renamed Apache Canada Ltd.). Apache Canada Ltd. has adopted this Plan, and Apache has approved its adoption, as of May 17, 1995, for the eligible employees of Apache Canada Ltd.

Capitalized terms in this Appendix have the same meanings as those given to them in the Plan. The regular terms of the Plan shall apply to the employees of Apache Canada Ltd., except as provided below.

                           ELIGIBILITY TO PARTICIPATE

Notwithstanding section 1.15, an employee of Apache Canada Ltd. shall be a Covered Employee only if (1) he or she is either a U.S. citizen or a U.S. resident, and (2) he or she was employed by Apache or another Company immediately before becoming an employee of Apache Canada Ltd.

                         VESTING AND ELIGIBILITY SERVICE

For any individual who becomes an employee of Apache on or after May 17, 1995, his or her Period of Service shall include any periods of employment before May 17, 1995, with DEKALB Energy Company or any business then treated as a single employer with DEKALB Energy Company pursuant to Code section 414(b), 414(c), 414(m), or 414(o).

                                  COMPENSATION

If the payroll of the Apache Canada Ltd. employee is handled in the United States, then the definitions of Compensation in section 1.14 shall apply. To the extent that the payroll of the Apache Canada Ltd. employee is handled outside of the United States, the following definitions of Compensation shall apply in lieu of the definitions found in subsections 1.14(a) and 1.14(b):

         (a) Code Section 415 Compensation. For purposes of determining the limitation on Annual Additions under section 3.4 and the minimum contribution under section 12.4 when the Plan is top-heavy, Compensation shall mean foreign earned income (within the meaning of Code section 911(b)) paid by the Company or an Affiliated Entity, and shall also include elective contributions that are not includable in the Employee's income pursuant to Code sections 125, 132(f)(4), 402(e)(3), 402(h), 403(b), 408(p), 414(u)(2)(C), 414(v)(6)(B),
                  or 457. For purposes of section 3.4, Compensation shall be measured over a Limitation Year. For purposes of section 12.4, Compensation shall be measured over a Plan Year.

         (b) Code Section 414(q) Compensation. For purposes of identifying Highly Compensated Employees and Key Employees, Compensation shall have the same meaning as in paragraph (a), except that Compensation shall be measured over a Plan Year and shall not include any amounts accrued by, but not paid to, the Employee during the Plan Year.



                             -- END OF APPENDIX D --

                                       D-1